                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                FORM 8-K/A NO. 1



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2000



                            CANAAN ENERGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





              OKLAHOMA                     000-31819            73-1300132
    (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)   (I.R.S. EMPLOYER
         OF INCORPORATION)                                   IDENTIFICATION NO.)


 119 NORTH ROBINSON, SUITE 600, OKLAHOMA CITY, OKLAHOMA           73102
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (405) 232-3222

   FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: NOT APPLICABLE

This amendment is being made filed to amend and restate the Company's Form 8-K dated October 23, 2000 to include required financial statements.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Canaan Energy Corporation (the "Company") completed on October 23, 2000 the acquisition of eight private oil and gas limited partnerships previously sponsored by its affiliates, the acquisition of Indian Oil Company, a privately held oil and gas company based in Oklahoma City, Oklahoma and the acquisition of Canaan Securities, Inc., an unaffiliated broker/dealer. In the transaction, the Company issued 4,931,815 shares of its common stock to approximately 800 shareholders and made cash payments to electing limited partners and brokers of $966,024. The Company's initial public float will be 3,663,589 shares and its common stock will be traded on the NASDAQ National Market System under the symbol KNAN.

         A complete description of the transaction is contained in the Company's Registration Statement on Form S-4, File No. 333-30322, as filed with the Securities and Exchange Commission.

ITEM 5. OTHER EVENTS

(a)      Revolving Credit Facility

         Simultaneously with the closing, the Company entered into a new secured revolving credit facility with a group of banks which provides for an initial borrowing base based on the Company's oil and gas reserves of $34.25 million, which reduces monthly at the rate of $535,000 beginning December 1, 2000. The credit facility has a maturity date of October 2003. The terms of the facility give the Company the option of either borrowing at the LIBOR rate plus a margin of 1.5% to 2.25% or at a base rate approximating the prime rate plus a margin ranging from 0.0% to 0.75% depending on the amount of advances outstanding in relation to the borrowing base. The credit facility contains various affirmative and restrictive covenants limiting additional indebtedness, sales of assets, mergers and consolidations, dividends and distributions and require the maintenance of various financial ratios. Borrowings under the agreement are secured by substantially all of the Company's oil and gas properties. In connection with the closing, the Company borrowed $34.1 million under the credit facility to refinance $31 million in existing indebtedness of the parties to the transaction and to fund cash payments to limited partners and other parties and transaction expenses.

(b)      Supplemental Financial Statements

         As noted above, on October 23, 2000, Canaan acquired the interests of eight private oil and gas limited partnerships previously sponsored by its affiliates through the issuance of Canaan common stock to the former limited partners. The transaction has been accounted for as a combination of interests under common control in a manner similar to a pooling of interests. Accordingly, all of Canaan's prior period financial data must be restated to combine its results with those of the eight private oil and gas limited partnerships previously sponsored by its affiliates as though Canaan had always fully owned the limited partnerships.

         The supplemental consolidated financial statements of Canaan as of December 31, 1998 and 1999 and for each of the years in the three-year period ended December 31, 1999 and as of September 30, 2000 and for the nine month periods ended September 30, 1999 and 2000 are included on page F-12 through F-31. The supplemental consolidated financial statements and other financial disclosures give retroactive effect to the acquisition by Canaan of the eight private oil and gas limited partnerships previously sponsored by its affiliates, which has been accounted for as a combination of interests under common control in a manner similar to a pooling-of-interests. Accounting principles generally accepted in the United States of America proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. The supplemental financial statements and other financial disclosures included in this report do not extend through the date of consummation. However, they became the historical consolidated financial statements of Canaan on October 23, 2000.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

         The audited financial statements of Indian Oil Company, Coral Reserves Natural Gas Income Fund 1990 Limited Partnership, Coral Reserves Natural Gas Income Fund 1991 Limited Partnership, Coral Reserves Natural Gas Income Fund 1992 Limited Partnership, Coral Reserves Natural Gas Income Fund 1993 Limited Partnership, Coral Reserves 1993 Institutional Limited Partnership, Coral Reserves Energy Income Fund 1995 Limited Partnership, Coral Reserves Energy Income Fund 1996 Limited Partnership, and Coral Reserves 1996 Institutional Limited Partnership as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999 are incorporated by reference from Canaan's Registration Statement on Form S-4, File No. 333-30322.

         The unaudited financial statements of Indian Oil Company, Coral Reserves Natural Gas Income Fund 1990 Limited Partnership, Coral Reserves Natural Gas Income Fund 1991 Limited Partnership, Coral Reserves Natural Gas Income Fund 1992 Limited Partnership, Coral Reserves Natural Gas Income Fund 1993 Limited Partnership, Coral Reserves 1993 Institutional Limited Partnership, Coral Reserves Energy Income Fund 1995 Limited Partnership, Coral Reserves Energy Income Fund 1996 Limited Partnership, and Coral Reserves 1996 Institutional Limited Partnership as of September 30, 2000 and for the nine month periods ended September 30, 1999 and 2000 are included on page F-32 through F-79

(b)      Pro forma financial information

         The pro forma financial statements of Canaan as of September 30, 2000 and for the year ended December 31, 1999 and the nine months ended September 30, 2000 are included on page F-80 through F-90 .

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.     Description

23.1     Consent of KPMG LLP
23.2     Consent of William T. Zumwalt, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CANAAN ENERGY CORPORATION



                                   By:  /s/ Michael S. Mewbourn
                                      ------------------------------------------
                                      Michael S. Mewbourn, Senior Vice President
                                      and Chief Financial Officer

April 2, 2001

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Canaan Energy Corporation:

We have audited the accompanying supplemental consolidated balance sheets of Canaan Energy Corporation and subsidiaries as of December 31, 1999 and 1998, and the related supplemental consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These supplemental consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental consolidated financial statements based on our audits. We did not audit the 1999, 1998 and 1997 financial statements of the Coral Limited Partnerships (Note 1), which statements reflect total assets constituting 97% and 96% in 1999 and 1998, respectively, of the related consolidated totals, and which statements reflect total revenues constituting 99% of the related consolidated totals in 1999, 1998 and 1997. The 1999, 1998 and 1997 financial statements of the Coral Limited Partnerships were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for the Coral Limited Partnerships in 1999, 1998 and 1997 is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

The supplemental consolidated financial statements give retroactive effect to the merger of Canaan Energy Corporation and the Coral Limited Partnerships on October 23, 2000, which has been accounted for in a manner similar to a pooling-of-interests as described in Note 2 to the supplemental consolidated financial statements. Accounting principles generally accepted in the United States of America proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Canaan Energy Corporation and subsidiaries after financial statements covering the date of consummation of the business combination are issued.

In our opinion, based on our audits and the reports of the other auditors, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the financial position of Canaan Energy Corporation and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America applicable after financial statements are issued for a period which includes the date of consummation of the business combination.

                                                                        KPMG LLP
Oklahoma City, Oklahoma
February 15, 2001

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Coral Reserves Natural Gas Income Fund 1990 Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves Natural Gas Income Fund 1990 Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves Natural Gas Income Fund 1990 Limited Partnership as of December 31, 1998 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Coral Reserves Natural Gas Income Fund 1991 Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves Natural Gas Income Fund 1991 Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves Natural Gas Income Fund 1991 Limited Partnership as of December 31, 1998 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            William T. Zumwalt, CPA, Inc.

Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Coral Reserves Natural Gas Income Fund 1992 Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves Natural Gas Income Fund 1992 Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves Natural Gas Income Fund 1992 Limited Partnership as of December 31, 1998 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT





To the Partners
Coral Reserves Natural Gas Income Fund 1993 Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves Natural Gas Income Fund 1993 Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves Natural Gas Income Fund 1993 Limited Partnership as of December 31, 1998 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                        William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT



To the Partners
Coral Reserves 1993 Institutional Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves 1993 Institutional Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves 1993 Institutional Limited Partnership as of December 31, 19978 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                          William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT




To the Partners
Coral Reserves Energy Income Fund 1995 Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves Energy Income Fund 1995 Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves Energy Income Fund 1995 Limited Partnership as of December 31, 1998 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT





To the Partners
Coral Reserves Energy Income Fund 1996 Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves Energy Income Fund 1996 Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves Energy Income Fund 1996 Limited Partnership as of December 31, 1998 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT



To the Partners
Coral Reserves 1996 Institutional Limited Partnership
Oklahoma City, Oklahoma


We have audited the balance sheets of Coral Reserves 1996 Institutional Limited Partnership as of December 31, 1998 and 1999 and the related statements of operations, partners' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Partnership's Managing General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coral Reserves 1996 Institutional Limited Partnership as of December 31, 1998 and 1999, and the results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT



To the Stockholders
Coral Reserves, Inc.
Oklahoma City, Oklahoma


We have audited the consolidated balance sheets of Coral Reserves, Inc. as of December 31, 1998 and 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Coral Reserves, Inc. as of December 31, 1998 and 1999, and the consolidated results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.


                                            William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                          INDEPENDENT AUDITOR'S REPORT



To the Stockholders
Coral Reserves Energy Corp.
Oklahoma City, Oklahoma


We have audited the consolidated balance sheets of Coral Reserves Energy Corp. as of December 31, 1998 and 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Coral Reserves Energy Corp. as of December 31, 1998 and 1999, and the consolidated results of its operations and its cash flow for each of the years in the three year period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            William T. Zumwalt, CPA, Inc.


Tulsa, Oklahoma
March 10, 2000

                            CANAAN ENERGY CORPORATION
                    Supplemental Consolidated Balance Sheets



                                                                December 31,
                                                      -------------------------------       September 30,
                                                          1998               1999               2000
                                                      ------------       ------------       ------------
                                                                                             (Unaudited)
ASSETS

Current assets:
   Cash and cash equivalents                          $  3,939,478       $  1,495,035       $  2,829,956
   Accounts receivable                                   1,914,413          2,531,191          3,821,303
   Other assets                                             11,011              8,025              8,015
   Deferred tax asset                                        4,000             62,000             68,500
                                                      ------------       ------------       ------------
      Total current assets                               5,868,902          4,096,251          6,727,774
                                                      ------------       ------------       ------------
Property and equipment, at cost, based on the
   full cost method of accounting for oil and
   natural gas properties                               36,935,767         38,303,656         38,808,081
   Accumulated depreciation and
      amortization                                     (14,775,661)       (17,368,267)       (19,242,005)
                                                      ------------       ------------       ------------
                                                        22,160,106         20,935,389         19,566,076
                                                      ------------       ------------       ------------

Note receivable                                                 --          5,437,500          4,931,250
Other assets                                                 2,733            258,829            963,013
                                                      ------------       ------------       ------------

      Total assets                                    $ 28,031,741       $ 30,727,969       $ 32,188,113
                                                      ============       ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:
     Trade                                            $    355,847       $    759,162       $  2,239,175
     Revenue and royalties due to others                   461,735            519,658            561,532
     Accrued expenses                                      241,473            203,708                 --
   Income taxes payable                                     53,000             15,000                 --
   Current portion of long-term debt                            --                 --          7,737,489
                                                      ------------       ------------       ------------
       Total current liabilities                         1,112,055          1,497,528         10,538,196
                                                      ------------       ------------       ------------

Long-term debt                                           2,615,489          7,112,489                 --
Deferred income tax liability                               61,000            130,000            138,000

Stockholders' equity:
   Common stock, $0.01 par value; 5,000,000
   shares authorized, 3,621,219 shares
   outstanding in 1999 and 2000                             36,212             36,212             36,212
   Additional paid-in capital                           40,069,281         40,069,281         40,069,281
   Common stock subscription receivable                    (21,901)           (10,951)            (2,738)
   Retained earnings (accumulated deficit)             (15,840,395)       (18,106,590)       (18,590,838)
                                                      ------------       ------------       ------------
       Total stockholders' equity                       24,243,197         21,987,952         21,511,917
                                                      ------------       ------------       ------------

       Total liabilities and
         stockholders' equity                         $ 28,031,741       $ 30,727,969       $ 32,188,113
                                                      ============       ============       ============


See accompanying notes to supplemental financial statements.

                            CANAAN ENERGY CORPORATION
               Supplemental Consolidated Statements of Operations


                                                                                           Nine Months Ended
                                                  Year Ended December 31,                     September 30,
                                    ---------------------------------------------      ----------------------------
                                       1997             1998             1999             1999              2000
                                    -----------      -----------      -----------      -----------      -----------
                                                                                              (Unaudited)
Revenues:
    Oil and natural gas sales       $11,011,903      $ 9,518,568      $10,915,499      $ 7,382,438      $ 9,892,626

Costs and expenses:
    Lease operating                   1,422,079        1,529,919        1,564,587        1,121,700        1,303,128
    Production taxes                    781,767          788,471          835,198          537,264          828,979
    Depreciation, depletion
      and amortization                2,643,641        3,220,543        2,594,206        2,360,150        1,874,338
    Reduction in carrying
      value of oil and natural
      gas properties                         --        1,881,000               --               --               --
    General and administrative
      expenses                        1,938,394        1,795,391        1,886,324        1,132,545        1,387,496
    Interest expense                    177,830          203,604          497,182          347,236          519,514
                                    -----------      -----------      -----------      -----------      -----------
        Total costs and
        expenses                      6,963,711        9,418,928        7,377,497        5,498,895        5,913,455
                                    -----------      -----------      -----------      -----------      -----------

Other income, principally
    interest                            674,101          323,989          131,895           94,481           81,488
                                    -----------      -----------      -----------      -----------      -----------

Earnings before income taxes          4,722,293          423,629        3,669,897        1,978,024        4,060,659

Income taxes                             57,000           34,000           26,000           45,000           31,850
                                    -----------      -----------      -----------      -----------      -----------

Net earnings                        $ 4,665,293      $   389,629      $ 3,643,897      $ 1,933,024      $ 4,028,809
                                    ===========      ===========      ===========      ===========      ===========
Net earnings per average
    common share outstanding -
    basic and diluted               $      1.31      $      0.11      $      1.01      $       .53      $      1.11
                                    ===========      ===========      ===========      ===========      ===========

Weighted average common
    shares outstanding - basic
    and diluted                       3,570,220        3,621,219        3,621,219        3,621,219        3,621,219
                                    ===========      ===========      ===========      ===========      ===========



See accompanying notes to supplemental financial statements.

                            CANAAN ENERGY CORPORATION
               Supplemental Consolidated Statements of Cash Flows
                                   (Unaudited)


                                                                                                          Nine Months Ended
                                                              Year Ended December 31,                         September 30,
                                              ------------------------------------------------      ------------------------------
                                                 1997               1998             1999                1999             2000
                                              ------------      ------------      ------------      ------------      ------------
                                                                                                              (Unaudited)
Cash flows from operating activities:
Net earnings                                  $  4,665,293      $    389,629      $  3,643,897      $  1,933,024      $  4,028,809
 Adjustments to reconcile net earnings
   to net cash provided by operating
   activities:
     Depreciation, depletion and
       amortization                              2,643,641         3,220,543         2,594,206         2,360,150         1,874,338
     Reduction in carrying value of oil
       and natural gas properties                       --         1,881,000
     Deferred income tax expense
       (benefit)                                    29,000           (26,000)           11,000            10,000             1,500
     Forgiveness of subscription
       receivable                                       --            10,950            10,950             8,550             8,213
     Stock-based compensation expense
                                                        --            13,000                --                --                --
     Change in:
       Accounts receivable                        (295,345)          780,209          (613,792)         (578,525)       (1,994,886)
       Accounts payable, accrued
         expenses and other liabilities            222,691           113,794           215,473          (155,886)        1,303,179
                                              ------------      ------------      ------------      ------------      ------------
Net cash provided by operating activities        7,265,280         6,383,125         5,861,734         3,577,313         5,221,153
                                              ------------      ------------      ------------      ------------      ------------
Cash flows from investing activities:
     Proceeds from sales of property and
       equipment                                   232,358           262,442            49,946                --           445,315
     Capital expenditures                       (5,233,592)       (7,331,456)       (1,476,697)         (771,522)       (1,022,165)
     Advances on notes receivable                       --                --        (6,000,000)       (6,000,000)               --
     Repayments on notes receivable                     --                --           562,500           393,750           506,250
     Net proceeds from contract services           157,266            44,313            58,862            81,355            72,425
     Costs related to business
       combinations                                     --                --           (87,696)          (28,358)               --
                                              ------------      ------------      ------------      ------------      ------------
Net cash provided by (used in) investing
   activities                                   (4,843,968)       (7,024,701)       (6,893,085)       (6,324,775)            1,825
                                              ------------      ------------      ------------      ------------      ------------

Cash flows from financing activities:
     Borrowings on debt                          1,473,700           582,400         4,497,000         4,281,000           625,000
     Repayments of debt                           (752,746)         (206,000)               --                --                --
     Contributed capital                         7,898,430                --                --                --                --
     Distributions to partners                  (6,705,281)       (6,325,053)       (5,910,092)       (3,855,757)       (4,513,057)
                                              ------------      ------------      ------------      ------------      ------------
Net cash provided by (used in) financing
   activities                                    1,914,103        (5,948,653)       (1,413,092)          425,243        (3,888,057)
                                              ------------      ------------      ------------      ------------      ------------

Net increase (decrease) in cash and cash
   equivalents                                   4,335,415        (6,590,229)       (2,444,443)       (2,322,219)        1,334,921
Cash and cash equivalents at beginning
   of period                                     6,194,292        10,529,707         3,939,478         3,939,478         1,495,035
                                              ------------      ------------      ------------      ------------      ------------
Cash and cash equivalents at end of
   period                                     $ 10,529,707      $  3,939,478      $  1,495,035      $  1,617,259      $  2,829,956
                                              ============      ============      ============      ============      ============

Supplemental cash flow information:
Cash payments for income taxes                $     29,000      $      4,000      $     53,000      $     35,000      $     13,350
                                              ============      ============      ============      ============      ============
Cash payment for interest                     $    177,830      $    203,604      $    497,182      $    347,236      $    347,236
                                              ============      ============      ============      ============      ============


See accompanying notes to supplemental financial statements.

                            CANAAN ENERGY CORPORATION
          Supplemental Consolidated Statements of Stockholders' Equity


                                  Number of
                                  Shares of                                         Common          Retained
                                   Common                        Additional          Stock          Earnings         Total
                                    Stock          Common          Paid-In        Subscription    (Accumulated     Stockholders'
                                 Outstanding        Stock          Capital         Receivable       Deficit)          Equity
                                 ------------    ------------    ------------    ------------     ------------     ------------
Balance at December 31, 1996        3,570,220    $     35,702    $ 32,125,510    $         --     $ (7,864,983)    $ 24,296,229

Net earnings                               --              --              --              --        4,665,293        4,665,293

Contributions                              --              --       7,898,430              --               --        7,898,430

Distributions                              --              --              --              --       (6,705,281)      (6,705,281)
                                 ------------    ------------    ------------    ------------     ------------     ------------

Balance at December 31, 1997        3,570,220          35,702      40,023,940              --       (9,904,971)      30,154,671

Net earnings                               --              --              --              --          389,629          389,629

Distributions                              --              --              --              --       (6,325,053)      (6,325,053)
Common stock issued through
    subscription receivable            50,999             510          45,341         (32,851)              --           13,000
Forgiveness of subscription
    receivable                             --              --              --          10,950               --           10,950
                                 ------------    ------------    ------------    ------------     ------------     ------------

Balance at December 31, 1998        3,621,219          36,212      40,069,281         (21,901)     (15,840,395)      24,243,197

Net earnings                               --              --              --              --        3,643,897        3,643,897

Distributions                              --              --              --              --       (5,910,092)      (5,910,092)
Forgiveness of subscription
    receivable                             --              --              --          10,950               --           10,950
                                 ------------    ------------    ------------    ------------     ------------     ------------

Balance at December 31, 1999        3,621,219          36,212      40,069,281         (10,951)     (18,106,590)      21,987,952

Net earnings (unaudited)                   --              --              --              --        4,028,809        4,028,809

Distributions (unaudited)                  --              --              --              --       (4,513,057)      (4,513,057)
Forgiveness of subscription
    receivable (unaudited)                 --              --              --           8,213               --            8,213
                                 ------------    ------------    ------------    ------------     ------------     ------------

Balance at September 30, 2000
    (unaudited)                     3,621,219    $     36,212    $ 40,069,281    $     (2,738)    $(18,590,838)    $ 21,511,917
                                 ============    ============    ============    ============     ============     ============



See accompanying notes to supplemental financial statements.

                            CANAAN ENERGY CORPORATION

             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1998 AND 1999
          (INFORMATION INSOFAR AS IT RELATES TO SEPTEMBER 30, 2000 AND
         THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 2000 IS UNAUDITED)


1.       ORGANIZATION AND BASIS OF PRESENTATION

         Canaan Energy Corporation (Canaan) is engaged primarily in the acquisition, development and production of oil and natural gas properties.

         Prior to October 23, 2000, Canaan also managed eight oil and natural gas limited partnerships (the "Coral Limited Partnerships") on behalf of Coral Reserves, Inc. and Coral Reserves Energy Corporation, the general partners of the Coral Limited Partnerships (the "General Partners"). Canaan and the General Partners had the same ownership.

         On October 23, 2000, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc. ("CSI"), an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company ("Indian"), an unaffiliated oil and natural gas company. Canaan issued 4,368,815 shares of its common stock as consideration for the acquired entities. It also paid a stock dividend of 562,368 shares to its shareholders of record immediately prior to the combination transaction for the purpose of increasing Canaan's outstanding shares to the amount allocated to it under the terms of the combination transaction. The accompanying financial statements reflect the stock dividend as if it had occurred as of the beginning of the earliest period presented. Subsequent to October 23, 2000, the acquisition of the Coral Limited Partnerships and the General Partners was accounted for as a reorganization of interests under common control in a manner similar to a pooling of interests, and therefore the historical results of Canaan have been restated to reflect the combination with the Coral Limited Partnerships and the General Partners as if the entities had been combined for all periods. Unless the context otherwise indicates, all references to "Canaan" include the Coral Limited Partnerships and the General Partners. The acquisitions of CSI and Indian were accounted for as purchases. The results of CSI and Indian will be reflected in Canaan's results only for the periods subsequent to the transaction date.

         On January 3, 2000, Coral Reserves Group, Ltd. changed its name to Canaan Energy Corporation and continues to conduct business as Coral Reserves Group, Ltd.

         Accounting policies employed by Canaan reflect industry practices and conform to accounting principles generally accepted in the United States of America. The more significant of such policies are discussed below.

         The consolidated financial statements include the financial statements of Canaan and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

         In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000 and for the nine months ended September 30, 1999 and 2000, reflect all adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

         CASH AND CASH EQUIVALENTS

         Canaan considers all highly liquid investments with a maturity of three months or less at time of purchase to be cash equivalents. Cash equivalents consist of overnight investments in money market funds.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Canaan's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, other liabilities and oil and natural gas price swap contracts. Fair value of nonderivative financial instruments approximates carrying value due to the short-term nature of the instruments. See "Hedging Activities" policy note for estimated fair values of the price swap contracts.

         PROPERTY AND EQUIPMENT

         Canaan follows the full cost method of accounting for its oil and natural gas properties. Accordingly, all costs incidental to the acquisition, exploration, and development of oil and natural gas properties, including costs of undeveloped leasehold, dry holes and leasehold equipment, are capitalized. Net capitalized costs (capitalized costs less accumulated amortization and deferred income taxes) are limited to the estimated future net revenues using period-end pricing, discounted at 10% per annum, from proved oil, natural gas and natural gas liquids reserves plus the lower of cost or estimated fair value of unproven properties subject to amortization less the effects of income taxes, including the differences between financial and tax basis of capitalized oil and gas properties. Canaan subjects all costs of unproven properties to amortization, as such costs are insignificant. Canaan compares the carrying value of its oil and gas properties to the calculated limitation at each period end. Capitalized costs less accumulated amortization plus estimated future expenditures (based on current costs) to be incurred in developing proved reserves plus estimated dismantlement and abandonment costs, net of estimated salvage values, if any, are amortized by an equivalent unit-of-production method, converting natural gas to oil at the ratio approximating their relative energy content of one barrel ("Bbl") of oil to six thousand cubic feet ("Mcf") of natural gas. No gain or loss is recognized upon disposal of oil and natural gas properties unless such dispositions significantly alter the relationship between capitalized costs and proved oil and natural gas reserves. Revenues from services provided to working interest owners of properties in which Canaan also owns an interest (salt water disposal services and production engineering services) in excess of related costs incurred are accounted for as reductions of capitalized costs of oil and natural gas properties

         Depreciation and amortization of other equipment are provided using the straight-line method based on estimated useful lives of the related assets, which range from 3 to 7 years.

         Canaan accounts for its non-oil and natural gas long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards
(SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and Assets to be Disposed Of". SFAS No. 121 requires that long-lived assets and identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

         OTHER ASSETS

         Other assets as of December 31, 1999 and September 30, 2000, represent legal, accounting and engineering costs incurred in connection with Canaan's October 2000 acquisition of the Coral Limited Partnerships, the General Partners, Indian and CSI, discussed above. Costs incurred in connection with the proposed acquisition of the Coral Limited Partnerships and the General Partners are deferred as incurred and will be expensed during the fourth quarter of 2000 when the combination was completed since the transactions are being accounted for as reorganization of interests under common control in a manner similar to a pooling of interests. Costs incurred and deferred in connection with the pending acquisition of the Coral Limited Partnerships and the General Partners approximated $258,000 and $962,000 for the year ended December 31, 1999 and the nine months ended September 30, 2000, respectively. Costs incurred in connection with the acquisitions of Indian and CSI are being deferred and will be included in the purchase price upon completion of the acquisitions.

         REVENUE AND ROYALTY DISTRIBUTIONS PAYABLE

         For certain oil and natural gas properties, Canaan receives production proceeds, from the purchaser and further distributes such amounts to other revenue and royalty owners. Production proceeds applicable to other revenue and royalty owners are reflected as revenue and royalty distributions payable in the accompanying balance sheets. Canaan accrues revenue for only its net interest in its oil and natural gas properties.

         HEDGING ACTIVITIES

         Canaan periodically enters into oil and natural gas price swap agreements to manage its exposure to oil and natural gas price volatility. These contracts have no cash requirements at inception and are with counterparties that Canaan believes have minimal credit risks. The oil and natural gas reference prices upon which the price hedging instruments are based reflect various market indices that have a high degree of historical correlation with actual prices received by Canaan.

         Canaan accounts for its hedging contracts using the deferral method of accounting. Under this method, realized gains and losses from Canaan's price risk management activities are recognized in oil and natural gas revenues when the associated production occurs and the resulting cash flows are reported as cash flows from operating activities. In the event of a loss of correlation between changes in oil and natural gas reference prices under a hedging contract and actual oil and natural gas prices, a gain or loss is recognized currently to the extent the hedging contract has not offset changes in actual oil and natural gas prices.

         Canaan was not a party to any hedging contracts as of December 31, 1998. On September 24, 1999, Canaan entered into a natural gas price swap covering 100,375 Mcf of monthly production, or approximately 30% of its natural gas production beginning October 1999 through September 2000. The price to be received for this production is $2.60 per Mcf, while Canaan will pay the counterparty a floating index price. On November 18, 1999, Canaan entered into an oil price swap covering 8,520 barrels of monthly oil production or approximately 80% of its oil production beginning January 2000 through December 2000. The price to be received for this production is $22.00 per barrel, while Canaan will pay the counterparty a floating index price.

         In April 2000, Canaan entered into an additional natural gas price swap covering 100,375 Mcf of monthly production or approximately 30% of its natural gas production beginning June 2000 through May 2001. The price to be received for this production is $2.97 per Mcf, while Canaan will pay the counterparty a floating index price.

         The fair value of Canaan's natural gas and oil price hedging contracts approximated $297,000 and ($1,825,000) at December 31, 1999 and September 30, 2000, respectively. This asset (liability) represents the estimated amount Canaan would receive (pay) to cancel the contracts or transfer them to other parties. No deferred hedging gains or losses were recorded as of December 31, 1999 or September 30, 2000.

         On June 15, 1998, the Financial Accounting Standards Board issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. FAS 133 establishes a new model for accounting for derivatives and hedging activities and supersedes and amends a number of existing standards. FAS 133 (as amended by FAS 137 and FAS 138) is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The Company adopted the provisions of FAS 133 as of January 1, 2001.

         FAS 133 standardizes the accounting for derivative instruments by requiring that all derivatives be recognized as assets and liabilities and measured at fair value. The accounting for changes in the fair value of derivatives (gains and losses) depends on (i) whether the derivative is designated and qualifies as a hedge, and (ii) the type of hedging relationship that exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in FAS 133 are required to be reported in earnings. In addition, all hedging relationships must be designated, reassessed and documented pursuant to the provisions of FAS 133. The Company will record a liability as of January 1, 2001 for its gas price swap with the offsetting amount recorded as a component of other comprehensive earnings (loss) in stockholders' equity. The Company has designated its gas price swap contract as a cash flow hedge of the risk of changes in the price to be received for certain forecasted gas production.

         REVENUE RECOGNITION AND NATURAL GAS BALANCING

         Oil and natural gas sales are recognized in the month in which the oil and natural gas reserves are produced and sold by Canaan.

         During the course of normal operations, Canaan and other joint interest owners of natural gas reservoirs will take more or less than their respective ownership share of the natural gas volumes produced. These volumetric imbalances are monitored over the lives of the wells' production capability. If an imbalance exists at the time the wells' reserves are depleted, cash settlements are made among the joint interest owners under a variety of arrangements. Canaan follows the sales method of accounting for natural gas imbalances. A liability is recorded only if Canaan's excess takes of natural gas volumes exceed its estimated remaining recoverable reserves. No receivables are recorded for those wells where Canaan has taken less than its ownership share of natural gas production. Canaan's production imbalance position in terms of volumes and value was not significant as of December 31, 1998 and 1999 and September 30, 2000.

         PRODUCTION COSTS

         Lease operating costs, including costs incurred to maintain or increase production levels from an existing completion interval, along with production related taxes are expensed as incurred.

         MAJOR PURCHASERS

         Canaan markets its oil and natural gas production to numerous purchasers under a variety of contracts. Three purchasers accounted for 58%, four purchasers accounted for 64% and three purchasers accounted for 66% of Canaan's 1997, 1998 and 1999 oil and natural gas revenues, respectively. Canaan had no other purchasers that accounted for greater than 10% of its oil and natural gas revenues. Canaan does not believe that the loss of any single customer would have a material effect on the results of its operations.

         GENERAL AND ADMINISTRATIVE EXPENSES

         General and administrative expenses are reported net of amounts allocated to working interests of the oil and natural gas properties operated by Canaan, and net of amounts capitalized pursuant to the full cost method of accounting. No general and administrative costs were capitalized for the years ended December 31, 1997, 1998 and 1999 or the nine months ended September 30, 1999 and 2000, due to nominal exploration and development activities of Canaan.

         General and administrative costs recovered through allocation to other working interest owners approximated $96,000, $213,000, $249,000, $184,000 and $197,000 for the years ended December 31, 1997, 1998 and 1999 and the nine months ended September 30, 1999 and 2000, respectively.

         INCOME TAXES

         Canaan accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized at the enacted tax rates for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and the respective tax bases and tax operating losses and tax credit carryforwards. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         EARNINGS PER SHARE

         Basic earnings per share data is computed by dividing net earnings attributable to common shareholders by the weighted average number of common shares outstanding during the period. Canaan has no other securities that would dilute its basic earnings per share.

         COMPREHENSIVE INCOME

         SFAS No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of "comprehensive income" and its components in a set of financial statements. It requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Canaan had no items of comprehensive income as defined by SFAS No. 130 not included in the accompanying statements of operations; therefore, statements of comprehensive income have not been presented in the accompanying financial statements.

         SEGMENT INFORMATION

         Canaan manages its business by country, which results in one operating segment during the years ended December 31, 1997, 1998 and 1999 and the nine months ended September 30, 2000.

3.       BUSINESS COMBINATIONS

         COMBINATION TRANSACTION

         On October 23, 2000 Canaan completed the business combination transactions described in Note 1. As consideration for the acquired entities, Canaan issued 4,368,815 shares of its common stock to shareholders of the acquired entities. As discussed in Note 1, the acquisition of the Coral Limited Partnerships was accounted for as a reorganization of interests under common control in a manner similar to a pooling of interests, and the acquisitions of Indian and CSI were accounted for as purchases.

         OTHER ACQUISITIONS

         In November 1997, Canaan acquired oil and natural gas producing properties located in Oklahoma from Boswell Energy Corp. (Boswell) for $895,000. Estimated proved reserves acquired in the Boswell acquisition approximated 1,878,000 Mcf of natural gas equivalent (unaudited). As a result of the acquisition, Canaan assumed operations of 15 of the producing oil and natural gas properties.

         In December 1998, Canaan acquired oil and natural gas producing properties located in Oklahoma from Marathon Oil Co. (Marathon) for $2,394,000. Estimated proved reserves acquired in the Marathon acquisition approximated 2,877,000 Mcf of natural gas equivalent (unaudited). As a result of the acquisition, Canaan assumed operations of 16 of the producing oil and natural gas properties. Also, in May 1998, Canaan acquired oil and natural gas producing properties located in Oklahoma from Calibre Energy LLC (Calibre) for $2,792,000. Estimated proved reserves acquired in the Calibre acquisition approximated 3,074,000 Mcf of natural gas equivalent (unaudited).

         The acquired properties described above were accounted for by the purchase method and accordingly, operations have been included in the financial statements from the date of the respective acquisitions.

         Supplemental pro forma results of operations of Canaan for the year of acquisition of the producing properties and the immediately preceding year, assuming the acquisitions occurred at the beginning of the year, have not been presented because the pro forma amounts of revenue, net earnings and net earnings per share would not be materially different from actual amounts.

4.       ACCOUNTS RECEIVABLE

         Accounts receivable consisted of the following:


                                              DECEMBER 31,
                                        ------------------------   SEPTEMBER 30,
                                           1998          1999          2000
                                        ----------    ----------   -------------
                                                                    (UNAUDITED)
Oil and natural gas revenue accruals    $1,652,653    $2,206,689    $3,316,179
Joint interest billings                    197,563       198,889       365,549
Receivables from affiliates                 14,542        41,906        98,971
Receivables from officers                    1,924         2,209         2,209
Other                                       47,731        81,498        38,395
                                        ----------    ----------    ----------
Total                                   $1,914,413    $2,531,191    $3,821,303
                                        ==========    ==========    ==========


5.       NOTE RECEIVABLE

         Prior to the acquisition of Indian Oil Company, Canaan, through their affiliated partnerships, advanced $6,000,000 in return for a production payment note from Indian Oil Company. The minimum monthly amount payable to Canaan was $56,250. The balance of the production payment payable at October 23, 2000, was considered to be part of the consideration paid by Canaan to acquire all of Indian's then outstanding shares.


6.       PROPERTY AND EQUIPMENT

         Property and equipment consisted of the following:



                                                            DECEMBER 31,
                                                 -------------------------------       SEPTEMBER 30,
                                                    1998                1999               2000
                                                 ------------       ------------       ------------
                                                                                        (UNAUDITED)
Oil and natural gas properties - subject to
  amortization                                   $ 36,756,210       $ 38,129,340       $ 38,609,815
Accumulated depreciation and amortization         (14,636,930)       (17,218,544)       (19,083,538)
                                                 ------------       ------------       ------------
Net oil and natural gas properties                 22,119,280         20,910,796         19,526,277
                                                 ------------       ------------       ------------
Other equipment                                       179,557            174,316            198,266
Accumulated depreciation                             (138,731)          (149,723)          (158,467)
                                                 ------------       ------------       ------------
Net other equipment                                    40,826             24,593             39,799
                                                 ------------       ------------       ------------
Property and equipment, net of accumulated
  depreciation and amortization                  $ 22,160,106       $ 20,935,389       $ 19,566,076
                                                 ============       ============       ============

          Depreciation and amortization expense consisted of the following:


                                                                                          NINE MONTHS ENDED
                                                  YEAR ENDED DECEMBER 31,                   SEPTEMBER 30,
                                         ----------------------------------------     -------------------------
                                            1997           1998           1999           1999          2000
                                         ----------     ----------     ----------     ----------     ----------
                                                                                             (UNAUDITED)
Depreciation and amortization of oil
  and natural gas properties             $2,611,021     $3,199,893     $2,581,614     $2,349,463     $1,864,994
Depreciation of other equipment              30,220         18,650         10,992          9,487          8,744
Other amortization                            2,400          2,000          1,600          1,200            600
                                         ----------     ----------     ----------     ----------     ----------
         Total expense                   $2,643,641     $3,220,543     $2,594,206     $2,360,150     $1,874,338
                                         ==========     ==========     ==========     ==========     ==========

7.       LONG-TERM DEBT

At September 30, 2000, Canaan Energy Corporation and each of the eight Coral Limited Partnerships had individual notes payable to a bank under a revolving credit facility, totaling $7,737,489 in the aggregate. Borrowings under these facilities are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. The notes mature as follows:


         Entity                                  Amount               Maturity Date
         ------                               ------------            -------------
         Canaan Energy Corporation            $    125,000            November 1, 2000
         Combined Coral Limited Partnerships     7,612,489            April 15, 2001
                                              ------------
                                              $  7,737,489
                                              ============

The total owed by Canaan and the Coral Limited Partnerships is classified as a current liability at September 30, 2000.

Simultaneously with the closing of the combination transactions described in
Note 1, the Company entered into a new secured revolving credit facility with a group of banks which provides for an initial borrowing base of $34.25 million based on the Company's oil and gas reserves, which reduces monthly at the rate of $535,000 beginning December 1, 2000. The credit facility has a maturity date of October 2003. The terms of the facility give the Company the option of either borrowing at the LIBOR rate plus a margin of 1.5% to 2.25% or at a base rate approximating the prime rate plus a margin ranging from 0.0% to 0.75% depending on the amount of advances outstanding in relation to the borrowing base. The credit facility contains various affirmative and restrictive covenants limiting additional indebtedness, sales of assets, mergers and consolidations, dividends and distributions and requires the maintenance of various financial ratios. Borrowings under the agreement are secured by substantially all of the Company's oil and gas properties. In connection with completing the combination transactions the Company borrowed $34.0 million under the credit facility to refinance $31 million in existing indebtedness of the parties and to pay for transaction expenses.

7.       INCOME TAXES

         The components of income tax expense (benefit) were as follows:


                                                               YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------
                                                       1997              1998              1999
                                                   ------------      ------------       ------------
Current income tax expense:
  U.S. Federal                                     $     22,000            50,000       $     11,000
  State                                                   6,000            10,000              4,000
                                                   ------------      ------------       ------------
       Total current tax expense                         28,000            60,000             15,000
                                                   ------------      ------------       ------------
Deferred income tax expense (benefit):
  U.S. Federal                                           25,000           (23,000)             9,000
  State                                                   4,000            (3,000)             2,000
                                                   ------------      ------------       ------------
         Total deferred tax expense (benefit)            29,000           (26,000)            11,000
                                                   ------------      ------------       ------------
         Total income tax expense (benefit)        $     57,000            34,000             26,000
                                                   ============      ============       ============

Total income tax expense for the respective years differed from the amounts computed by applying the U.S. federal income tax rate to earnings before income taxes as a result of the following:


                                                         YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------
                                                   1997            1998           1999
                                                 --------        --------        --------
U.S. statutory tax rate                                34%             34%             34%
State income taxes                                      4               4               4
Partnership income, not directly subject to
  income tax                                          (18)            (28)            (18)
Effect of graduated tax rates                         (14)            (10)            (19)
Non conventional fuel source tax credits               (5)             (3)             (3)
Other                                                  --               4               3
                                                 --------        --------        --------
Effective income tax rate                               1%              1%              1%
                                                 ========        ========        ========

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities at December 31, 1998 and 1999 are presented below:


                                                  1998               1999
                                              ------------       ------------
Deferred tax assets:
  Effect of cash-basis tax reporting          $      4,000             62,000
                                              ------------       ------------
         Total deferred tax assets                   4,000             62,000
Deferred tax liabilities:
  Property and equipment                           (61,000)           (65,000)
  Capitalized business combination costs                --            (65,000)
                                              ------------       ------------
         Total deferred tax liabilities            (61,000)          (130,000)
                                              ------------       ------------
Net deferred tax liability                         (57,000)           (68,000)
                                              ============       ============

Prior to the October 23, 2000 combination transactions, the Coral Limited Partnerships had not recognized deferred income tax assets or liabilities since any income tax liabilities were the responsibility of the individual partners. As of September 30, 2000, the amount of net deferred tax liability that had not been recognized was approximately $3,300,000. During the fourth quarter of 2000, Canaan will recognize this deferred tax liability as a charge to operations.

8.       EMPLOYEE BENEFIT PLAN

         Canaan maintains a qualified profit sharing plan pursuant to which it may make annual discretionary contributions subject to Internal Revenue Code limits. The plan allows employees to make voluntary deferred contributions subject to Internal Revenue Code limits. Benefits payable under the plan are limited to the amount of plan assets allocable to the account of each plan participant. Canaan retains the right to modify, amend or terminate the plan at any time. Canaan recorded $132,000, $124,000, $126,000, $85,000 and $93,000 of
expenses related to discretionary contributions to the plan for the years ended December 31, 1997, 1998 and 1999 and the nine months ended September 30, 1999 and 2000, respectively. Such costs were accrued by Canaan during the year and funded in the following year.


9.       COMMITMENTS AND CONTINGENCIES

         Canaan leases office space and equipment under operating leases expiring over the next three years. Future minimum lease payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 1999 are as follows:

                                      2000              $     41,706
                                      2001                    37,224
                                      2002                    34,131
                                      2003                    16,530
                                      2004                     3,135
                                                        ------------
                                      Total             $    132,726
                                                        ============

         Rent expense for the years ended December 31, 1997, 1998 and 1999 approximated $61,000, $63,000 and $73,000, respectively. Rent expense for the nine months ended September 30, 1999 and 2000 approximated $53,000 and $53,000, respectively.

10.      RELATED PARTY TRANSACTIONS


         In November 1998, Canaan issued 50,199 shares of its common stock to one of its officers in exchange for a $22,000 promissory note. The note earns interest at the annual rate equal to the discount rate charged by the New York Federal Reserve Bank, redetermined semi-annually, and is secured by the common stock. The note matures in November 2001; however, it allows Canaan to forgive the note as services are provided by the officer over the term of the note. Canaan forgave approximately $7,000 of the note in 1998 and 1999 and approximately $5,000 for the nine months ended September 30, 2000. The note is reflected in the accompanying balance sheets and statements of stockholders' equity as a stock subscription receivable. Compensation expense is recorded pro ratably over the term of the note. The shares issued to the officer have rights equal to Canaan's other common shares. Canaan estimated the fair value of the shares issued to the officer exceeded the promissory note principal balance by $9,000, which was recorded as additional compensation expense in 1998.


11.      OIL AND NATURAL GAS OPERATIONS

         The following table reflects the costs incurred in oil and natural gas property acquisition and development activities:


                                                                            NINE MONTHS ENDED
                                  YEAR ENDED DECEMBER 31,                      SEPTEMBER 30
                       ------------------------------------------      --------------------------
                          1997            1998            1999            1999            2000
                       ----------      ----------      ----------      ----------      ----------

Acquisition costs      $1,376,038      $6,195,938      $    6,094      $       --      $       --
Development costs       3,287,619         860,817         894,028         841,103       1,062,379

         RESULTS OF OPERATIONS FOR OIL AND NATURAL GAS ACTIVITIES

         Below is a summary of results of operations for oil and natural gas producing activities. The results do not include any allocation of Canaan's general corporate overhead and, therefore, are not necessarily indicative of the contribution to net earnings of its oil and natural gas operations. Income tax expense has been calculated by applying statutory income tax rates to oil and natural gas sales after deducting costs, including depreciation and amortization and considering permanent differences (including partnership income which was not subject to corporate income taxes), tax credits and allowances related to oil and gas producing activities.


                                                                                                      NINE MONTHS ENDED
                                                       YEAR ENDED DECEMBER 31,                           SEPTEMBER 30
                                          -----------------------------------------------       -----------------------------
                                             1997              1998              1999              1999              2000
                                          -----------       -----------       -----------       -----------       -----------
                                                                                                          (UNAUDITED)
 Oil and natural gas sales                $11,011,903       $ 9,518,568       $10,915,499       $ 7,382,438       $ 9,892,626

 Production and operating expenses         (2,203,846)       (2,318,390)       (2,399,785)       (1,658,964)       (2,132,107)

 Depreciation and amortization             (2,611,021)       (3,199,893)       (2,581,614)       (2,349,463)       (1,864,994)

 Income tax expense                           (13,000)           (5,000)          (16,000)           (6,000)          (18,000)
                                          -----------       -----------       -----------       -----------       -----------

 Results of  operations  from oil and
 natural gas producing activities         $ 6,184,036       $ 3,995,285       $ 5,918,100       $ 3,368,011       $ 5,877,525
                                          ===========       ===========       ===========       ===========       ===========
 Depreciation and amortization
   per equivalent Mcf of production              0.64              0.67              0.56       $      0.66       $      0.57
                                          ===========       ===========       ===========       ===========       ===========

12.      SUPPLEMENTAL INFORMATION ON OIL AND NATURAL GAS OPERATIONS (UNAUDITED)

         The following supplemental unaudited information regarding the oil and natural gas activities of Canaan is presented pursuant to the disclosure requirements promulgated by the Securities and Exchange Commission (SEC) and SFAS No. 69, "Disclosures About Oil and Gas Producing Activities".

         QUANTITIES OF OIL AND NATURAL GAS RESERVES

         Set forth below is a summary of the changes in the net quantities of crude oil and natural gas and reserves for each of the years in the three year period ended December 31, 1999. Canaan's proved reserves at December 31, 1998 and 1999 were calculated by the independent petroleum consultants of Netherland, Sewell & Associates, Inc. Canaan cautions that there are many uncertainties inherent in estimating reserve quantities, and in projecting future production rates and the timing of future development cost expenditures. In addition, reserve estimates of new discoveries are more imprecise than those of properties with a production history. Accordingly, these estimates are subject to change as additional information becomes available.

         Proved oil and natural gas reserves are the estimated quantities of crude oil, condensate, natural gas and natural liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic conditions. Proved developed oil and natural gas reserves are those reserves expected to be recovered through existing equipment and operating methods.

         Estimates of net quantities of proved reserves and proved developed reserves of crude oil, including condensate and natural gas liquids, and natural gas, as well as the changes in proved reserves during the periods indicated, are set forth in the tables below. All reserves are located in the United States.

         Canaan prepared the estimated reserves as of December 31, 1996 and 1997 based on geological and engineering evaluations performed as of December 31, 1998. The reserve estimates as of the prior year-end dates were derived by analyzing actual historical production amounts and by adjusting the reserves attributable to wells acquired or disposed of during the relevant periods. In addition, in deriving the estimates as of December 31, 1996 and 1997, Canaan used production costs based on actual costs incurred during the years and actual oil and natural gas prices received on December 31, 1996 and 1997. Canaan has estimated its reserves as of December 31, 1996 and 1997 in this manner because the actual information necessary to calculate estimated proved reserves and related information in accordance with guidelines of the SEC as of each date is not available. Because the reserve estimates as of December 31, 1998 are based on additional information gained from the result of drilling, testing and production subsequent to the dates of the estimated reserves, the reserve estimates as of December 31, 1996 and 1997 are not necessarily reflective of quantities that might have been estimated based on information available as of such dates had estimates in accordance with SEC guidelines been made at such dates. Management believes that, because of the methodology used, the reserve information presented is more reflective of actual reserve quantities than estimates that might have been generated as of such dates.

         CHANGES IN PROVED RESERVES

                                                 OIL             NATURAL GAS
                                                (Bbls)              (Mcf)
                                             ------------       ------------
Proved reserves as of December 31, 1996           936,000         32,606,000
   Extensions and discoveries                      51,000          1,309,000
   Purchases of reserves                          134,000          2,061,000
   Production                                    (146,000)        (3,211,000)
   Sale of reserves                               (19,000)          (547,000)
                                             ------------       ------------
Proved reserves as of December 31, 1997           956,000         32,218,000
   Extensions and discoveries                       6,000            323,000
   Purchases of reserves                          218,000          7,653,000
   Production                                    (154,000)        (3,855,000)
   Sale of reserves                               (31,000)          (187,000)
                                             ------------       ------------
Proved reserves as of December 31, 1998           995,000         36,152,000
   Extensions and discoveries                      89,000            284,000
   Revisions of previous estimates                461,000          4,661,000
   Purchases of reserves                           51,000            166,000
   Production                                    (153,000)        (3,717,000)
                                             ------------       ------------
Proved reserves as of December 31, 1999         1,443,000         37,546,000
                                             ============       ============

                                          OIL         NATURAL GAS
                                        (Bbls)           (Mcf)
                                      ----------      ----------
Proved developed reserves as of:
         December 31, 1996               940,000      29,394,000
         December 31, 1997               906,000      28,021,000
         December 31, 1998               897,000      31,120,000
         December 31, 1999             1,184,000      30,281,000

         STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS:

         The following table reflects the standardized measure of discounted future net cash flows relating to Canaan's interest in proved reserves:


                                                              DECEMBER 31,
                                            --------------------------------------------------
                                                1997               1998              1999
                                            ------------       ------------       ------------
Future cash inflows                         $ 88,746,000       $ 76,229,000       $112,692,000
Future development costs                      (4,148,000)        (4,641,000)        (4,601,000)
Future production costs                      (21,556,000)       (30,768,000)       (37,667,000)
Future income tax expense                    (11,587,000)        (5,869,000)       (18,682,000)
                                            ------------       ------------       ------------
Future net cash flows                         51,455,000         34,951,000         51,742,000
10% discount to reflect timing of cash
  flows                                      (21,871,000)       (14,840,000)       (23,782,000)
                                            ------------       ------------       ------------
Standardized measure of discounted
  future net cash flows                     $ 29,584,000       $ 20,111,000       $ 27,960,000
                                            ============       ============       ============

         Future cash inflows are computed by applying year-end prices for each year presented (averaging $23.06 per barrel of oil, adjusted for transportation and other charges, and $2.25 per Mcf of natural gas at December 31, 1999) to the respective year-end quantities of proved reserves, except where fixed and determinable price changes are provided by contractual arrangements in existence at year-end. Future development and production costs are computed by estimating the expenditures to be incurred in developing and producing proved oil and gas reserves at the end of each year, based on respective year-end costs and assuming continuation of existing economic conditions.

         Future income tax expenses are computed by applying the appropriate statutory rates to the future pre-tax net cash flows relating to proved reserves, net of the tax basis of the properties involved giving effect to permanent differences, tax credits and allowances relating to proved oil and gas reserves.

         Principal changes in the standardized measure of discounted future net cash flows attributable to Canaan's proved reserves are as follows:


                                                            YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------
                                                   1997               1998              1999
                                               ------------       ------------       ------------
Beginning balance                              $ 46,957,000       $ 29,584,000       $ 20,111,000

Sales of oil and natural gas, net of
   production costs                              (8,376,000)        (6,611,000)        (8,283,000)
Net changes in year-end sales prices and
   production costs                             (27,127,000)       (14,159,000)        11,687,000
Extensions and discoveries, net of future
   development costs                              1,773,000            254,000          1,473,000
Revisions of previous estimates, net of
  future development costs                               --                 --          7,579,000
Development costs incurred during the                    --                 --
  period which reduced future development
  costs                                                                                    57,000
Purchase of reserves, net future
  development costs                               2,869,000          5,189,000            629,000
Sales of reserves in place, net of future
  development costs                                (881,000)          (213,000)                --
Accretion of discount                             6,447,000          3,625,000          2,349,000
Net change in income taxes                       10,832,000          3,285,000         (6,724,000)
Other, primarily timing                          (2,910,000)          (843,000)          (918,000)
                                               ------------       ------------       ------------
Ending balance                                 $ 29,584,000       $ 20,111,000       $ 27,960,000
                                               ============       ============       ============

                               INDIAN OIL COMPANY
                                  Balance Sheet


                                                                                 September 30,
                                                                                      2000
                                                                                 -------------
                                                                                  (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                                                      $  2,431,242
   Accounts receivable, net                                                          3,582,029
   Prepaid expenses and other current assets                                           293,468
                                                                                  ------------
      Total current assets                                                           6,306,739
                                                                                  ------------

Property and equipment, at cost, based on the full cost
   method of accounting for oil and gas properties
                                                                                    38,937,490
     Less accumulated depreciation
       and amortization                                                            (13,763,137)
                                                                                  ------------
                                                                                    25,174,353
                                                                                  ------------
Deferred tax asset                                                                   1,544,000
Other assets                                                                            53,967
                                                                                  ------------
       Total assets                                                               $ 33,079,059
                                                                                  ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                               $  3,767,156
   Current portion of long-term debt                                                23,814,994
   Accrued expenses and other current liabilities                                      335,710
                                                                                  ------------
       Total current liabilities                                                    27,917,860
                                                                                  ------------

Long-term debt, less current portion                                                 4,756,250

Stockholders' equity:
   Common stock, $.005 par value; 2,000,000
   shares authorized, 65,643 shares
   outstanding (less treasury
   shares of 37,187)                                                                       328
   Additional paid-in capital                                                        4,532,435
   Accumulated deficit                                                              (4,127,814)
                                                                                  ------------
       Total stockholders' equity                                                      404,949
                                                                                  ------------
       Total liabilities and stockholders' equity                                 $ 33,079,059
                                                                                  ============

See accompanying notes to financial statements.

                               INDIAN OIL COMPANY
                            Statements of Operations


                                               Nine Months Ended
                                                  September 30,
                                         ------------------------------
                                             2000              1999
                                         ------------      ------------
                                         (Unaudited)        (Unaudited)
                                         ------------      ------------
Revenues:
Oil and natural gas sales                $  7,210,304         6,730,705
Other income                                  205,792           212,038
                                         ------------      ------------
   Total revenues                           7,416,096         6,942,743
                                         ------------      ------------

Costs and expenses:
Lease operating                             1,681,440         2,023,529
Production taxes                              512,335           362,316
Depreciation and amortization               1,900,335         2,578,023
General and administrative                    330,478         1,813,969
Interest                                    1,730,157         2,049,248
                                         ------------      ------------
   Total costs and expenses                 6,154,745         8,827,085
                                         ------------      ------------

Earnings (loss) before income taxes         1,261,351        (1,884,342)
Income tax expense (benefit)                  505,000          (534,000)
                                         ------------      ------------

   Net earnings (loss)                   $    756,351        (1,350,342)
                                         ============      ============


See accompanying notes to financial statements.

                               INDIAN OIL COMPANY
                            Statements of Cash Flows


                                                                            Nine Months Ended
                                                                              September 30,
                                                                      -----------------------------
                                                                         2000               1999
                                                                      -----------       -----------
                                                                      (Unaudited)       (Unaudited)
Cash flows from operating activities:

 Net earnings (loss)                                                  $   756,351       $(1,350,342)
 Adjustments to reconcile net earnings to net cash
     provided by operating activities:
       Depreciation and amortization                                    1,900,335         2,578,023
       Amortization of debt issuance costs                                 41,041           170,496
       Accretion of discount on long-term debt                              6,300            34,300
       Deferred income tax expense (benefit)                              505,000          (534,000)
       Gain on sale of equipment                                               --           (12,470)
       Accrued interest expense increasing debt                                --           233,523
       Compensation expense from issuance of common stock and
         common stock purchase options                                         --           549,000
       Unearned income                                                    (49,455)               --
       (Increase) decrease in:
         Accounts receivable                                             (866,322)         (555,051)
         Other current assets                                            (162,945)           13,112
         Accounts payable and accrued expenses                            268,811           448,393
                                                                      -----------       -----------

Net cash provided by operating activities                               2,399,116         1,574,984
                                                                      -----------       -----------

Cash flows from investing activities:
   Purchases of property and equipment                                 (1,701,039)       (1,136,190)
   Proceeds from sales of property and equipment                        1,598,322           570,222
   Cash received from post closing adjustments to purchase price
     of property and equipment                                                 --           137,894
                                                                      -----------       -----------

Net cash by used in investing activities                                 (102,717)         (428,074)
                                                                      -----------       -----------

Cash flows from financing activities:
   Borrowings on long-term debt                                         1,725,835         6,000,000
   Repayments of long-term debt                                        (2,857,293)       (7,857,750)
   Payments for debt issuance costs                                       (44,510)         (120,400)
                                                                      -----------       -----------

Net cash by used in financing activities                               (1,175,968)       (1,978,150)

Net increase (decrease) in cash and cash equivalents                    1,120,431          (831,240)

Cash and cash equivalents at beginning of period                        1,310,811         1,990,838
                                                                      -----------       -----------

Cash and cash equivalents at end of period                            $ 2,431,242       $ 1,159,598
                                                                      ===========       ===========
Supplemental cash flow information:
   Cash payments for interest                                         $ 1,474,274       $ 1,479,061
                                                                      ===========       ===========
Supplemental schedule of non-cash investing and financing
   activities:
   Contribution of stockholder debt to equity                         $ 3,739,103       $        --
                                                                      ===========       ===========




See accompanying notes to financial statements.

                               INDIAN OIL COMPANY
                  Statements of Stockholders' Equity (Deficit)


                                               Number of Shares                                          Retained         Total
                                                of Common Stock                         Additional      Earnings       Stockholders'
                                          --------------------------       Common        Paid-in       (Accumulated       Equity
                                          Outstanding      Treasury        Stock         Capital         Deficit)        (Deficit)
                                          -----------    -----------    -----------    -----------     -----------     -----------

Balance at December 31, 1999                   65,643         37,187    $       328    $   793,332     $(4,884,165)    $(4,090,505)
   Net earnings (unaudited)                        --             --             --             --         756,351         756,351
   Contribution of stockholder debt
      (unaudited)                                  --             --             --      3,739,103              --       3,739,103
                                          -----------    -----------    -----------    -----------     -----------     -----------

Balance at September 30, 2000
   (unaudited)                                 65,643         37,187    $       328    $ 4,532,435     $(4,127,814)    $   404,949
                                          ===========    ===========    ===========    ===========     ===========     ===========

                               INDIAN OIL COMPANY
                          Notes to Financial Statements
                               September 30, 2000


1.       ORGANIZATION AND BASIS OF PRESENTATION

Indian Oil Company ("Indian") is engaged primarily in the exploration, development and production of natural gas, and to a lesser extent, crude oil. Indian's oil and natural gas operations are concentrated in Oklahoma and western Arkansas, and to a lesser extent in Texas, Kansas and Louisiana.

On February 15, 1999, Indian entered into an Agreement and Plan of Merger with Canaan Energy Corporation ("Canaan") and its affiliates (the "Coral Group"). Under the plan, within 18 months, Indian will merge with and into Canaan and all of its issued and outstanding shares will be converted into shares of Canaan. During the interim period prior to the merger, Indian authorized Canaan to manage Indian on a day-to-day basis. In connection with the merger, the stockholders of Indian, on February 14, 2000, contributed $3,739,103 of notes to Indian's equity. Also in February, 2000, Indian entered into a Plan of Combination with Canaan and the Coral Group which supplemented the merger agreement and provided that Canaan would acquire all of the stock of Indian.

On October 23, 2000, Canaan completed the acquisition of Indian in exchange for 1,132,000 shares of Canaan's common stock.

The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. The accompanying financial statements and notes thereto should be read in conjunction with the consolidated financial statements of Indian and notes thereto included in Canaan's Registration Statement on Form S-4, File No. 333-33321.

Accounting policies employed by Indian reflect industry practices and conform to accounting principles generally accepted in the United States of America.

In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000 and for the nine months ended September 30, 1999 and 2000, reflect all adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1990 LIMITED PARTNERSHIP
                                  Balance Sheet


                                                  September 30,
                                                      2000
                                                  -------------
                                                   (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                      $    196,815
   Accounts receivable, net                            205,822
                                                  ------------
      Total current assets                             402,637
                                                  ------------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                           3,617,849

   Less accumulated depreciation
   and amortization                                 (2,470,723)
                                                  ------------
                                                     1,147,126
                                                  ------------

       Total assets                               $  1,549,763
                                                  ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                              $     62,999
   Revenue and royalty distributions payable
                                                        66,074
   Current portion of long-term debt                   690,455
                                                  ------------
       Total current liabilities                       819,528
                                                  ------------

Partners' equity (deficit):
   General partners                                    (11,362)
   Limited partners                                    741,597
                                                  ------------
       Total partners' equity                          730,235
                                                  ------------

Total liabilities and
partners' equity                                  $  1,549,763
                                                  ============

See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1990 LIMITED PARTNERSHIP
                            Statements of Operations


                                       Nine Months Ended
                                         September 30,
                                 ----------------------------
                                     2000           1999
                                 ------------    ------------
                                  (Unaudited)    (Unaudited)
                                 ------------    ------------
Revenues:
Oil and natural gas sales        $    580,583    $    460,465
Other income                            3,438           2,550
                                 ------------    ------------
   Total revenues                     584,021         463,015
                                 ------------    ------------

Costs and expenses:
Lease operating                        66,751          69,307
Production taxes                       48,956          32,634
Depreciation and amortization         123,853         158,757
General and administrative             32,482          33,007
Interest                               48,063          41,775
                                 ------------    ------------
   Total costs and expenses           320,105         335,480
                                 ------------    ------------

Net earnings                     $    263,916    $    127,535
                                 ============    ============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1990 LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                               Nine Months Ended
                                                                September 30,
                                                        -----------------------------
                                                            2000             1999
                                                        ------------     ------------
                                                        (Unaudited)      (Unaudited)
Cash flows from operating activities:

  Net earnings                                          $    263,916     $    127,535
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                123,853          158,757

     (Increase) decrease in:
       Accounts receivable                                   (58,919)           5,212
       Accounts payable and revenue and
         royalties payable                                    74,403            2,548
                                                        ------------     ------------
Net cash provided by operating activities                    403,253          294,052
                                                        ------------     ------------

Cash flows from investing activities:
   Capital expenditures                                       (4,672)         (30,267)
                                                        ------------     ------------

Net cash used in investing activities                         (4,672)         (30,267)
                                                        ------------     ------------

Cash flows from financing activities:

   Borrowings on current debt                                     --           27,000
   Distributions to partners                                (285,388)        (288,717)
                                                        ------------     ------------

Net cash used in financing activities                       (285,388)        (261,717)
                                                        ------------     ------------

Net increase (decrease) in cash and cash equivalents         113,193            2,068

Cash and cash equivalents at beginning of period              83,622           73,681
                                                        ------------     ------------

Cash and cash equivalents at end of period              $    196,815     $     75,749
                                                        ============     ============

Supplemental cash flow information:
   Cash payments for interest                           $     48,063     $     41,775
                                                        ============     ============

See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1990 LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                    General          Limited          Total
                                   Partners'        Partners'        Partners'
                                    Equity           Equity           Equity
                                 ------------     ------------     ------------

Balance at December 31, 1998     $    (41,951)    $    955,185     $    913,234

  Net earnings                        111,244          147,272          258,516
  Distributions to partners          (105,012)        (315,031)        (420,043)
                                 ------------     ------------     ------------

Balance at December 31, 1999          (35,719)         787,426          751,707

  Net earnings (unaudited)             95,703          168,213          263,916
  Distributions to partners
     (unaudited)                      (71,346)        (214,042)        (285,388)
                                 ------------     ------------     ------------

Balance at September 30, 2000
  (unaudited)                    $    (11,362)    $    741,597     $    730,235
                                 ============     ============     ============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1990 LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves Natural Gas Income Fund 1990 Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves, Inc., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 109 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 90% to the Limited Partners and 10% to the General Partners until payout is achieved. After payout, these items are allocated 75% to the Limited Partners and 25% to the General Partners. Payout occurs on an individual partner basis, and is reached at the point in time when cash distributions to a Limited Partner equal his or her capital contributions made to the Partnership. A portion of the Limited Partners reached payout status during 1995, and the remainder reached payout during 1996.

     The terms of the Partnership offering called for a subscription price of $100,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 38.875 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma and Texas.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $750,000 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $690,455 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1991 LIMITED PARTNERSHIP
                                  Balance Sheet


                                                 September 30,
                                                      2000
                                                 -------------
                                                  (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                     $     245,068
   Accounts receivable, net                            262,490
                                                 -------------
      Total current assets                             507,558
                                                 -------------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                           4,095,063

   Less accumulated depreciation
   and amortization                                 (2,877,016)
                                                 -------------
                                                     1,218,047
                                                 -------------

       Total assets                              $   1,725,605
                                                 =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                             $     101,001
   Revenue and royalty distributions payable            61,821
   Current portion of long-term debt                   742,734
                                                 -------------
       Total current liabilities                       905,556
                                                 -------------

Partners' equity (deficit):
   General partners                                     (3,794)
   Limited partners                                    823,843
                                                 -------------
       Total partners' equity                          820,049
                                                 -------------

Total liabilities and
partners' equity                                 $   1,725,605
                                                 =============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1991 LIMITED PARTNERSHIP
                            Statements of Operations


                                      Nine Months Ended
                                         September 30,
                                 ----------------------------
                                    2000             1999
                                 ------------    ------------
                                 (Unaudited)      (Unaudited)
                                 ------------    ------------
Revenues:
Oil and natural gas sales        $    756,522    $    731,259
Other income                            5,021           2,966
                                 ------------    ------------
   Total revenues                     761,543         734,225
                                 ------------    ------------

Costs and expenses:
Lease operating                        99,914         102,557
Production taxes                       59,735          52,235
Depreciation and amortization         133,817         213,998
General and administrative             43,187          47,853
Interest                               51,703          51,147
                                 ------------    ------------
   Total costs and expenses           388,356         467,790
                                 ------------    ------------

Net earnings                     $    373,187    $    266,435
                                 ============    ============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1991 LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                              Nine Months Ended
                                                                 September 30,
                                                        -----------------------------
                                                            2000             1999
                                                        ------------     ------------
                                                        (Unaudited)      (Unaudited)
Cash flows from operating activities:

  Net earnings                                          $    373,187     $    266,435
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                133,817          213,998

     (Increase) decrease in:
       Accounts receivable                                   (68,216)         (12,478)
       Accounts payable and revenue and
         royalties payable                                   100,453               92
                                                        ------------     ------------
Net cash provided by operating activities                    539,241          468,047
                                                        ------------     ------------
Cash flows from investing activities:
   Capital expenditures                                       (4,207)         (33,244)
                                                        ------------     ------------

Net cash used in investing activities                         (4,207)         (33,244)
                                                        ------------     ------------

Cash flows from financing activities:
   Borrowings on current debt                                     --           47,000
   Distributions to partners                                (399,127)        (486,842)
                                                        ------------     ------------

Net cash used in financing activities                       (399,127)        (439,842)
                                                        ------------     ------------

Net increase (decrease) in cash and cash equivalents         135,907           (5,039)

Cash and cash equivalents at beginning of period             109,161           84,107
                                                        ------------     ------------

Cash and cash equivalents at end of period              $    245,068     $     79,068
                                                        ============     ============

Supplemental cash flow information:
   Cash payments for interest                           $     51,703     $     51,147
                                                        ============     ============

See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1991 LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                   General           Limited          Total
                                   Partners'         Partners'       Partners'
                                    Equity            Equity          Equity
                                 ------------     ------------     ------------

Balance at December 31, 1998     $    (31,644)    $  1,091,575     $  1,059,931

  Net earnings                        167,463          279,568          447,031
  Distributions to partners          (165,243)        (495,730)        (660,973)
                                 ------------     ------------     ------------

Balance at December 31, 1999          (29,424)         875,413          845,989

  Net earnings (unaudited)            125,411          247,776          373,187
  Distributions to partners           (99,781)        (299,346)        (399,127)
     (unaudited)                 ------------     ------------     ------------

Balance at September 30, 2000
  (unaudited)                    $     (3,794)    $    823,843     $    820,049
                                 ============     ============     ============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1991 LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves Natural Gas Income Fund 1991 Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves Energy Corp., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 124 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 90% to the Limited Partners and 10% to the General Partners until payout is achieved. After payout, these items are allocated 75% to the Limited Partners and 25% to the General Partners. Payout occurs on an individual partner basis, and is reached at the point in time when cash distributions to a Limited Partner equal his or her capital contributions made to the Partnership. A portion of the Limited Partners reached payout status during 1996, and the remainder reached payout during 1997.

     The terms of the Partnership offering called for a subscription price of $100,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 44.80 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma and Texas.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $750,000 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $742,734 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1992 LIMITED PARTNERSHIP
                                  Balance Sheet


                                                  September 30,
                                                       2000
                                                  -------------
                                                   (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                       $   307,132
   Accounts receivable, net                            437,916
                                                   -----------
      Total current assets                             745,048
                                                   -----------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                           6,523,269

   Less accumulated depreciation
   and amortization                                 (3,577,853)
                                                   -----------
                                                     2,945,416
                                                   -----------

       Total assets                                $ 3,690,464
                                                   ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                               $   170,508
   Revenue and royalty distributions payable
                                                        91,693
   Current portion of long-term debt                   639,000
                                                   -----------

       Total current liabilities                       901,201
                                                   -----------

Partners' equity (deficit):
   General partners                                    (11,033)
   Limited partners                                  2,800,296
                                                   -----------
       Total partners' equity                        2,789,263
                                                   -----------

Total liabilities and
partners' equity                                   $ 3,690,464
                                                   ===========

See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1992 LIMITED PARTNERSHIP
                            Statements of Operations



                                       Nine Months Ended
                                          September 30,
                                  -----------------------------
                                      2000             1999
                                  ------------     ------------
                                   (Unaudited)      (Unaudited)
                                  ------------     ------------
Revenues:
Oil and natural gas sales         $  1,293,919     $    881,805
Other income                             7,262            3,438
                                  ------------     ------------
                                     1,301,181          885,243
                                  ------------     ------------

Costs and expenses:
Lease operating                        197,980          175,342
Production taxes                       101,473           58,804
Depreciation and amortization          251,384          300,002
General and administrative              74,509           60,835
Interest                                43,740           37,871
                                  ------------     ------------
   Total costs and expenses            669,086          632,854
                                  ------------     ------------

Net earnings                      $    632,095     $    252,389
                                  ============     ============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1992 LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                              Nine Months Ended
                                                                September 30,
                                                        ------------------------------
                                                            2000             1999
                                                        ------------      ------------
                                                        (Unaudited)       (Unaudited)
Cash flows from operating activities:

  Net earnings                                          $    632,095      $    252,389
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                251,384           300,002

     (Increase) decrease in:
       Accounts receivable                                   (73,843)          (43,558)
       Accounts payable and revenue and
         royalties payable                                    87,437            19,603
                                                        ------------      ------------
Net cash provided by operating activities                    897,073           528,436
                                                        ------------      ------------

Cash flows from investing activities:
   Capital expenditures                                      (86,126)          (42,827)
                                                        ------------      ------------

Net cash used in investing activities                        (86,126)          (42,827)
                                                        ------------      ------------

Cash flows from financing activities:
   Borrowings on current debt                                 50,000            69,000
   Distributions to partners                                (676,737)         (517,809)
                                                        ------------      ------------

Net cash used in financing activities                       (626,737)         (448,809)
                                                        ------------      ------------

Net increase in cash and cash equivalents                    184,210            36,800

Cash and cash equivalents at beginning of period             122,922            70,000
                                                        ------------      ------------

Cash and cash equivalents at end of period              $    307,132      $    106,800
                                                        ============      ============

Supplemental cash flow information:
   Cash payments for interest                           $     43,740      $     37,871
                                                        ============      ============

See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1992 LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                      General          Limited            Total
                                     Partners'        Partners'         Partners'
                                      Equity           Equity            Equity
                                  ------------      ------------      ------------

Balance at December 31, 1998      $    (30,242)     $  3,086,198      $  3,055,956

  Net earnings                          88,447           458,898           547,345
  Distributions to partners            (80,459)         (688,937)         (769,396)
                                  ------------      ------------      ------------

Balance at December 31, 1999           (22,254)        2,856,159         2,833,905

  Net earnings (unaudited)             114,671           517,424           632,095
  Distributions to partners
     (unaudited)                      (103,450)         (573,287)         (676,737)
                                  ------------      ------------      ------------

Balance at September 30, 2000
  (unaudited)                     $    (11,033)     $  2,800,296      $  2,789,263
                                  ============      ============      ============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1992 LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves Natural Gas Income Fund 1992 Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves Energy Corp., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 191 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 90% to the Limited Partners and 10% to the General Partners until payout is achieved. After payout, these items are allocated 75% to the Limited Partners and 25% to the General Partners. Payout occurs on an individual partner basis, and is reached at the point in time when cash distributions to a Limited Partner equal his or her capital contributions made to the Partnership. A portion of the Limited Partners reached payout status during 1999 and the first nine months of 2000.

     The terms of the Partnership offering called for a subscription price of $100,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 75.00 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma, Texas, Nebraska and Wyoming.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $725,000 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $639,000 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1993 LIMITED PARTNERSHIP
                                  Balance Sheet


                                                   September 30,
                                                       2000
                                                  --------------
                                                    (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                      $     271,808
   Accounts receivable, net                             473,503
   Inventories                                            2,283
                                                  -------------
      Total current assets                              747,594
                                                  -------------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                            5,345,917

   Less accumulated depreciation
   and amortization                                  (2,961,359)
                                                  -------------
                                                      2,384,558
                                                  -------------

       Total assets                               $   3,132,152
                                                  =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                              $     199,635
   Revenue and royalty distributions payable
                                                         55,372
   Current portion of long-term debt                    612,800
                                                  -------------
       Total current liabilities                        867,807
                                                  -------------

Partners' equity (deficit):
   General partners                                     (13,254)
   Limited partners                                   2,277,599
                                                  -------------
       Total partners' equity                         2,264,345
                                                  -------------

Total liabilities and
partners' equity                                  $   3,132,152
                                                  =============

See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1993 LIMITED PARTNERSHIP
                            Statements of Operations

                                          Nine Months Ended
                                            September 30,
                                   ------------------------------
                                       2000              1999
                                   ------------      ------------
                                    (Unaudited)      (Unaudited)
                                   ------------      ------------
Revenues:
Oil and natural gas sales          $  1,401,070      $  1,027,586
Other income                              6,542             4,002
                                   ------------      ------------
   Total revenues                     1,407,612         1,031,588
                                   ------------      ------------

Costs and expenses:
Lease operating                         332,191           295,909
Production taxes                        114,439            76,535
Depreciation and amortization           207,915           303,262
General and administrative               72,652            59,522
Interest                                 39,399            30,298
                                   ------------      ------------
   Total costs and expenses             766,596           765,526
                                   ------------      ------------

Net earnings                       $    641,016      $    266,062
                                   ============      ============


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1993 LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                                Nine Months Ended
                                                                  September 30,
                                                         -------------------------------
                                                             2000                1999
                                                         ------------       ------------
                                                          (Unaudited)        (Unaudited)
Cash flows from operating activities:

  Net earnings                                           $    641,016       $    266,062
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                 207,915            303,262

     (Increase) decrease in:
       Accounts receivable                                   (182,459)           (48,299)
       Inventories                                                859              2,059
       Accounts payable and revenue and
         royalties payable                                     66,050            (21,866)
                                                         ------------       ------------
Net cash provided by operating activities                     733,381            501,218
                                                         ------------       ------------

Cash flows from investing activities:
   Capital expenditures                                       (28,438)           (27,032)
                                                         ------------       ------------

Net cash used in investing activities                         (28,438)           (27,032)
                                                         ------------       ------------

Cash flows from financing activities:
   Borrowings on current debt                                 118,000             24,000
   Distributions to partners                                 (657,128)          (477,639)
                                                         ------------       ------------

Net cash used in financing activities                        (539,128)          (453,639)
                                                         ------------       ------------

Net increase in cash and cash equivalents                     165,815             20,547

Cash and cash equivalents at beginning of period              105,993             82,750
                                                         ------------       ------------

Cash and cash equivalents at end of period               $    271,808       $    103,297
                                                         ============       ============

Supplemental cash flow information:
   Cash payments for interest                            $     39,399       $     30,298
                                                         ============       ============

See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1993 LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                              General          Limited           Total
                                             Partners'         Partners'        Partners'
                                              Equity            Equity           Equity
                                           -----------       -----------       -----------

Balance at December 31, 1998               $   (35,599)      $ 2,484,826       $ 2,449,227

Net earnings                                    82,097           483,338           565,435
Distributions to partners                      (73,421)         (660,784)         (734,205)
                                           -----------       -----------       -----------

Balance at December 31, 1999                   (26,923)        2,307,380         2,280,457

Net earnings (unaudited)                        82,811           558,205           641,016
Distributions to partners (unaudited)          (69,142)         (587,986)         (657,128)
                                           -----------       -----------       -----------

Balance at September 30, 2000
(unaudited)                                $   (13,254)      $ 2,277,599       $ 2,264,345
                                           ===========       ===========       ===========


See accompanying notes to financial statements.

                     CORAL RESERVES NATURAL GAS INCOME FUND
                            1993 LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves Natural Gas Income Fund 1993 Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves Energy Corp., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 173 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 90% to the Limited Partners and 10% to the General Partners until payout is achieved. After payout, these items are allocated 75% to the Limited Partners and 25% to the General Partners. Payout occurs on an individual partner basis, and is reached at the point in time when cash distributions to a Limited Partner equal his or her capital contributions made to the Partnership. A portion of the Limited Partners reached payout status during the first nine months of 2000.

     The terms of the Partnership offering called for a subscription price of $100,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 65.25 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma, Nebraska, Wyoming and Colorado.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $600,000 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $600,000 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                        CORAL RESERVES 1993 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                                  Balance Sheet


                                                     September 30,
                                                        2000
                                                    -------------
                                                     (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                        $     130,130
   Accounts receivable, net                               198,325
                                                    -------------
      Total current assets                                328,455
                                                    -------------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                              2,438,383

   Less accumulated depreciation
   and amortization                                    (1,298,129)
                                                    -------------
                                                        1,140,254
                                                    -------------

       Total assets                                 $   1,468,709
                                                    =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                                $      75,979
   Revenue and royalty distributions payable
                                                            4,921
   Current portion of long-term debt                      396,500
                                                    -------------
       Total current liabilities                          477,400
                                                    -------------

Partners' equity:
   General partners                                         7,706
   Limited partners                                       983,603
                                                    -------------
       Total partners' equity                             991,309
                                                    -------------

Total liabilities and
partners' equity                                    $   1,468,709
                                                    =============

See accompanying notes to financial statements.

                        CORAL RESERVES 1993 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                            Statements of Operations


                                        Nine Months Ended
                                           September 30,
                                   ------------------------------
                                       2000              1999
                                   ------------      ------------
                                   (Unaudited)        (Unaudited)
                                   ------------      ------------
Revenues:
Oil and natural gas sales          $    614,345      $    432,796
Other income                              2,665             1,943
                                   ------------      ------------
   Total revenues                       617,010           434,739
                                   ------------      ------------

Costs and expenses:
Lease operating                          81,068            79,758
Production taxes                         51,148            31,613
Depreciation and amortization           125,876           146,567
General and administrative               18,560            18,138
Interest                                 27,039            23,032
                                   ------------      ------------
   Total costs and expenses             303,691           299,108
                                   ------------      ------------

Net earnings                       $    313,319      $    135,631
                                   ============      ============


See accompanying notes to financial statements.

                        CORAL RESERVES 1993 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                               Nine Months Ended
                                                                  September 30,
                                                         -------------------------------
                                                             2000               1999
                                                         ------------       ------------
                                                          (Unaudited)        (Unaudited)
Cash flows from operating activities:

  Net earnings                                           $    313,319       $    135,631
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                 125,876            146,567

     (Increase) decrease in:
       Accounts receivable                                    (86,960)            66,644
       Accounts payable and revenue and
         royalties payable                                     32,388            (10,505)
                                                         ------------       ------------
Net cash provided by operating activities                     384,623            338,337
                                                         ------------       ------------

Cash flows from investing activities:
   Capital expenditures                                         1,433            (28,445)
                                                         ------------       ------------

Net cash provided by (used in) investing activities             1,433            (28,445)
                                                         ------------       ------------

Cash flows from financing activities:
   Borrowings on current debt                                  21,000                 --
   Distributions to partners                                 (322,620)          (243,401)
                                                         ------------       ------------

Net cash used in financing activities                        (301,620)          (243,401)
                                                         ------------       ------------

Net increase in cash and cash equivalents                      84,436             66,491

Cash and cash equivalents at beginning of period               45,694             25,260
                                                         ------------       ------------

Cash and cash equivalents at end of period               $    130,130       $     91,751
                                                         ============       ============

Supplemental cash flow information:

   Cash payments for interest                            $     27,039       $     23,032
                                                         ============       ============

See accompanying notes to financial statements.

                        CORAL RESERVES 1993 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                      General            Limited            Total
                                     Partners'          Partners'         Partners'
                                      Equity             Equity             Equity
                                   ------------       ------------       ------------

Balance at December 31, 1998       $       (581)      $  1,182,426       $  1,181,845

  Net earnings                           50,527            209,163            259,690
  Distributions to partners             (55,116)          (385,809)          (440,925)
                                   ------------       ------------       ------------

Balance at December 31, 1999             (5,170)         1,005,780          1,000,610

  Net earnings (unaudited)               53,640            259,679            313,319
  Distributions to partners             (40,764)          (281,856)          (322,620)
     (unaudited)                   ------------       ------------       ------------

Balance at September 30, 2000
  (unaudited)                      $      7,706       $    983,603       $    991,309
                                   ============       ============       ============


See accompanying notes to financial statements.

                        CORAL RESERVES 1993 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves 1993 Institutional Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves, Inc., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 21 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 87.50% to the Limited Partners and 12.50% to the General Partners.

     The terms of the Partnership offering called for a subscription price of $500,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 4.725 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma, Nebraska, Wyoming and New Mexico.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $500,000 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $396,500 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                        CORAL RESERVES ENERGY INCOME FUND
                            1995 LIMITED PARTNERSHIP
                                  Balance Sheet


                                                    September 30,
                                                        2000
                                                    -------------
                                                     (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                        $     292,984
   Accounts receivable, net                               651,866
   Inventories                                              3,585
                                                    -------------
      Total current assets                                948,435
                                                    -------------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                              5,642,750

   Less accumulated depreciation
   and amortization                                    (2,333,483)
                                                    -------------
                                                        3,309,267
                                                    -------------

       Total assets                                 $   4,257,702
                                                    =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                                $     232,404
   Revenue and royalty distributions payable
                                                           32,958
   Current portion of long-term debt                      216,000
                                                    -------------
       Total current liabilities                          481,362
                                                    -------------

Partners' equity:
   General partners                                        46,193
   Limited partners                                     3,730,147
                                                    -------------
       Total partners' equity                           3,776,340
                                                    -------------

Total liabilities and
partners' equity                                    $   4,257,702
                                                    =============

See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1995 LIMITED PARTNERSHIP
                            Statements of Operations


                                         Nine Months Ended
                                           September 30,
                                   ------------------------------
                                      2000               1999
                                   ------------      ------------
                                   (Unaudited)       (Unaudited)
                                   ------------      ------------
Revenues:
Oil and natural gas sales          $  1,773,478      $  1,243,881
Other income                              9,471            17,764
                                   ------------      ------------
   Total revenues                     1,782,949         1,261,645
                                   ------------      ------------

Costs and expenses:
Lease operating                         284,123           252,701
Production taxes                        149,314            92,958
Depreciation and amortization           312,702           360,289
General and administrative               97,241            78,953
Interest                                  7,223                --
                                   ------------      ------------
   Total costs and expenses             850,603           784,901
                                   ------------      ------------

Net earnings                       $    932,346      $    476,744
                                   ============      ============


See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1995 LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                                 Nine Months Ended
                                                                   September 30,
                                                          -------------------------------
                                                             2000               1999
                                                          ------------       ------------
                                                          (Unaudited)        (Unaudited)
Cash flows from operating activities:

  Net earnings                                            $    932,346       $    476,744
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                  312,702            360,289

     (Increase) decrease in:
        Accounts receivable                                   (261,865)           (98,964)
        Inventories                                               (772)             2,059
        Accounts payable and revenue and
          royalties payable                                    119,662             (4,581)
                                                          ------------       ------------
Net cash provided by operating activities                    1,102,073            735,547
                                                          ------------       ------------

Cash flows from investing activities:
   Capital expenditures                                       (368,372)          (166,520)
                                                          ------------       ------------

Net cash used in investing activities                         (368,372)          (166,520)
                                                          ------------       ------------

Cash flows from financing activities:
   Borrowings on current debt                                  216,000                 --
   Distributions to partners                                  (890,933)          (703,367)
                                                          ------------       ------------

Net cash used in financing activities                         (674,933)          (703,367)
                                                          ------------       ------------

Net increase (decrease) in cash and cash equivalents            58,768           (134,340)

Cash and cash equivalents at beginning of period               234,216            522,748
                                                          ------------       ------------

Cash and cash equivalents at end of period                $    292,984       $    388,408
                                                          ============       ============

Supplemental cash flow information:

   Cash payments for interest                             $      7,223       $         --
                                                          ============       ============

See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1995 LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                       General        Limited            Total
                                      Partners'      Partners'          Partners'
                                       Equity         Equity            Equity
                                   ------------    ------------      ------------

Balance at December 31, 1998       $     (2,775)   $  3,949,495      $  3,946,720

  Net earnings                          119,006         723,703           842,709
  Distributions to partners            (105,450)       (949,052)       (1,054,502)
                                   ------------    ------------      ------------

Balance at December 31, 1999             10,781       3,724,146         3,734,927

  Net earnings (unaudited)              124,505         807,841           932,346
  Distributions to partners
     (unaudited)                        (89,093)       (801,840)         (890,933)
                                   ------------    ------------      ------------

Balance at September 30, 2000
  (unaudited)                      $     46,193    $  3,730,147      $  3,776,340
                                   ============    ============      ============


See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1995 LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves Energy Income Fund 1995 Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves Energy Corp., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 196 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 90% to the Limited Partners and 10% to the General Partners until payout is achieved. After payout, these items are allocated 75% to the Limited Partners and 25% to the General Partners. Payout occurs on an individual partner basis, and is reached at the point in time when cash distributions to a Limited Partner equal his or her capital contributions made to the Partnership. A portion of the Limited Partners reached payout status during the first nine months of 2000.

     The terms of the Partnership offering called for a subscription price of $100,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 68.05 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma, Arkansas and Wyoming.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $2,000,000 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $216,000 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                        CORAL RESERVES ENERGY INCOME FUND
                            1996 LIMITED PARTNERSHIP
                                  Balance Sheet


                                                    September 30,
                                                        2000
                                                    -------------
                                                    (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                        $     537,929
   Accounts receivable, net                               635,032
                                                    -------------
      Total current assets                              1,172,961
                                                    -------------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                              5,766,284

   Less accumulated depreciation
   and amortization                                    (1,652,992)
                                                    -------------
                                                        4,113,292
                                                    -------------
Other assets                                                  533
                                                    -------------

Notes receivable                                        2,630,000
                                                    -------------

       Total assets                                 $   7,916,786
                                                    =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                                $     282,355
   Revenue and royalty distributions payable
                                                           11,454
   Current portion of long-term debt                    2,365,000
                                                    -------------
       Total current liabilities                        2,658,809
                                                    -------------

Partners' equity (deficit):
   General partners                                       (15,327)
   Limited partners                                     5,273,304
                                                    -------------
       Total partners' equity                           5,257,977
                                                    -------------

Total liabilities and
partners' equity                                    $   7,916,786
                                                    =============

See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1996 LIMITED PARTNERSHIP
                            Statements of Operations


                                          Nine Months Ended
                                            September 30,
                                   ------------------------------
                                       2000               1999
                                   ------------      ------------
                                    (Unaudited)      (Unaudited)
                                   ------------      ------------
Revenues:
Oil and natural gas sales          $  1,948,286      $  1,328,577
Other income                              7,132            17,995
                                   ------------      ------------
   Total revenues                     1,955,418         1,346,572
                                   ------------      ------------

Costs and expenses:
Lease operating                         398,219           267,008
Production taxes                        173,912           101,939
Depreciation and amortization           393,210           411,864
General and administrative              100,649           105,718
Interest                                162,815            86,123
                                   ------------      ------------
   Total costs and expenses           1,228,805           972,652
                                   ------------      ------------

Net earnings                       $    726,613      $    373,920
                                   ============      ============


See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1996 LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                                  Nine Months Ended
                                                                    September 30,
                                                          ---------------------------------
                                                              2000                1999
                                                          -------------       -------------
                                                           (Unaudited)         (Unaudited)
Cash flows from operating activities:

  Net earnings                                            $     726,613       $     373,920
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                   393,210             411,864

     (Increase) decrease in:
       Accounts receivable                                     (200,256)            (57,989)
       Accounts payable and revenue and
         royalties payable                                      233,130             (27,875)
                                                          -------------       -------------
Net cash provided by operating activities                     1,152,697             699,920
                                                          -------------       -------------

Cash flows from investing activities:
   Capital expenditures                                        (241,720)           (242,939)
   Proceeds from sales of property and equipment                237,692                  --
   Advances on notes receivable                                      --          (3,200,000)
   Repayments of notes receivable                               270,000             210,000
                                                          -------------       -------------

Net cash provided by (used in) investing activities             265,972          (3,232,939)
                                                          -------------       -------------

Cash flows from financing activities:
   Borrowings on current debt                                    93,000           2,214,000
   Distributions to partners                                 (1,054,269)           (917,494)
                                                          -------------       -------------

Net cash provided by (used in) financing activities            (961,269)          1,296,506
                                                          -------------       -------------

Net increase (decrease) in cash and cash equivalents            457,400          (1,236,513)

Cash and cash equivalents at beginning of period                 80,529           1,274,867
                                                          -------------       -------------

Cash and cash equivalents at end of period                $     537,929       $      38,354
                                                          =============       =============

Supplemental cash flow information:
   Cash payments for interest                             $     162,815       $      86,123
                                                          =============       =============

See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1996 LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                      General           Limited             Total
                                     Partners'          Partners'          Partners'
                                      Equity             Equity             Equity
                                   ------------       ------------       ------------

Balance at December 31, 1998       $     (2,715)      $  6,246,637       $  6,243,922

  Net earnings                          126,790            635,179            761,969
  Distributions to partners            (142,026)        (1,278,232)        (1,420,258)
                                   ------------       ------------       ------------

Balance at December 31, 1999            (17,951)         5,603,584          5,585,633

  Net earnings (unaudited)              108,051            618,562            726,613
  Distributions to partners
     (unaudited)                       (105,427)          (948,842)        (1,054,269)
                                   ------------       ------------       ------------

Balance at September 30, 2000
  (unaudited)                      $    (15,327)      $  5,273,304       $  5,257,977
                                   ============       ============       ============


See accompanying notes to financial statements.

                        CORAL RESERVES ENERGY INCOME FUND
                            1996 LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves Energy Income Fund 1996 Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves Energy Corp., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 226 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 90% to the Limited Partners and 10% to the General Partners until payout is achieved. After payout, these items are allocated 75% to the Limited Partners and 25% to the General Partners. Payout occurs on an individual partner basis, and is reached at the point in time when cash distributions to a Limited Partner equal his or her capital contributions made to the Partnership. A portion of the Limited Partners reached payout status during the first nine months of 2000.

     The terms of the Partnership offering called for a subscription price of $100,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 96.35 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma and Texas.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $2,400,000 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $2,365,000 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                        CORAL RESERVES 1996 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                                  Balance Sheet



                                                    September 30,
                                                        2000
                                                    -------------
                                                    (Unaudited)
ASSETS

Current assets:

   Cash and cash equivalents                        $    439,973
   Accounts receivable, net                              459,878
   Inventories                                               856
                                                    ------------
       Total current assets                              900,707
                                                    ------------

Property and equipment, at cost, based on the
full cost method of accounting for oil and gas
properties                                             4,539,641

   Less accumulated depreciation
   and amortization                                   (1,475,363)
                                                    ------------
                                                       3,064,278
                                                    ------------

Notes receivable                                       2,301,250
                                                    ------------
                                                       2,301,250
                                                    ------------

       Total assets                                 $  6,266,235
                                                    ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable:                                $    179,274
   Revenue and royalty distributions payable
                                                          23,392
   Current portion of long-term debt                   1,950,000
                                                    ------------
       Total current liabilities                       2,152,666
                                                    ------------

Partners' equity (deficit):
   General partners                                       (7,603)
   Limited partners                                    4,121,172
                                                    ------------
       Total partners' equity                          4,113,569
                                                    ------------

Total liabilities and
partners' equity                                    $  6,266,235
                                                    ============

See accompanying notes to financial statements.

                        CORAL RESERVES 1996 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                            Statements of Operations


                                          Nine Months Ended
                                            September 30,
                                   --------------------------------
                                       2000                1999
                                   -------------      -------------
                                    (Unaudited)         (Unaudited)
                                   -------------      -------------
Revenues:
Oil and natural gas sales          $   1,408,571      $   1,184,397
Other income                               8,480             15,767
                                   -------------      -------------
   Total revenues                      1,417,051          1,200,164
                                   -------------      -------------

Costs and expenses:
Lease operating                          219,558            183,960
Production taxes                         121,511             83,948
Depreciation and amortization            298,334            427,522
General and administrative                46,246             50,484
Interest                                 135,719             76,990
                                   -------------      -------------
   Total costs and expenses              821,368            822,904
                                   -------------      -------------

Net earnings                       $     595,683      $     377,260
                                   =============      =============


See accompanying notes to financial statements.

                        CORAL RESERVES 1996 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                            Statements of Cash Flows


                                                                 Nine Months Ended
                                                                    September 30,
                                                          ---------------------------------
                                                              2000                1999
                                                          -------------       -------------
                                                           (Unaudited)         (Unaudited)
Cash flows from operating activities:

  Net earnings                                            $     595,683       $     377,260
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:

     Depreciation, depletion and amortization                   298,334             427,522

     (Increase) decrease in:
        Accounts receivable                                    (134,258)           (157,373)
        Inventories                                                 (77)                779
        Accounts payable and revenue and
          royalties payable                                     126,453              12,470
                                                          -------------       -------------
Net cash provided by operating activities                       886,135             660,658
                                                          -------------       -------------

Cash flows from investing activities:
   Capital expenditures                                        (139,893)            (64,282)
   Proceeds from sales of property and equipment                207,623                  --
   Advances on notes receivable                                      --          (2,800,000)
   Repayment of notes receivable                                236,250             183,750
                                                          -------------       -------------

Net cash provided by (used in) investing activities             303,980          (2,680,532)
                                                          -------------       -------------

Cash flows from financing activities:
   Borrowings on current debt                                     2,000           1,900,000


   Distributions to partners                                   (872,768)           (835,179)
                                                          -------------       -------------

Net cash provided by (used in) financing activities            (870,768)          1,064,821
                                                          -------------       -------------

Net increase (decrease) in cash and cash equivalents            319,347            (955,053)

Cash and cash equivalents at beginning of period                120,626           1,052,042
                                                          -------------       -------------

Cash and cash equivalents at end of period                $     439,973       $      96,989
                                                          =============       =============

Supplemental cash flow information:
   Cash payments for interest                             $     135,719       $      76,990
                                                          =============       =============

See accompanying notes to financial statements.

                        CORAL RESERVES 1996 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                         Statements of Partners' Equity



                                      General             Limited             Total
                                     Partners'           Partners'          Partners'
                                      Equity              Equity             Equity
                                   -------------       -------------       -------------

Balance at December 31, 1998       $      12,660       $   4,918,194       $   4,930,854

  Net earnings                           134,171             558,483             692,654
  Distributions to partners             (154,107)         (1,078,747)         (1,232,854)
                                   -------------       -------------       -------------

Balance at December 31, 1999              (7,276)          4,397,930           4,390,654

  Net earnings (unaudited)               108,769             486,914             595,683
  Distributions to partners
     (unaudited)                        (109,096)           (763,672)           (872,768)
                                   -------------       -------------       -------------

Balance at September 30, 2000
  (unaudited)                      $      (7,603)      $   4,121,172       $   4,113,569
                                   =============       =============       =============


See accompanying notes to financial statements.

                        CORAL RESERVES 1996 INSTITUTIONAL
                               LIMITED PARTNERSHIP
                          Notes to Financial Statements


1.   ORGANIZATION AND BASIS OF PRESENTATION

     Coral Reserves 1996 Institutional Limited Partnership ("Partnership") is organized as an Oklahoma limited partnership. Coral Reserves, Inc., an Oklahoma corporation, and its two principal stockholders serve as Managing General Partner and Additional General Partners, respectively. The remaining 21 participants are limited partners.

     By the terms of the Amended and Restated Agreement of Limited Partnership ("Partnership Agreement"), revenues, costs and expenses are allocated among the partners as follows:

     o The allowance for cost depletion is allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o Depreciation of lease and well equipment and amortization of organization costs are allocated 99% to the Limited Partners and 1% to the Managing General Partner.

     o All other items of income and expense, with certain limited exceptions, and cash distributions are allocated 87.50% to the Limited Partners and 12.50% to the General Partners.

     The terms of the Partnership offering called for a subscription price of $500,000 per unit. Fractional units could be sold at the discretion of the Managing General Partner. Subscriptions were received for 13.04 units in the Partnership.

     The General Partners are not required to make any capital contributions to the Partnership, unless there exists a deficit balance in their capital accounts at the time of termination or dissolution of the Partnership. In such case, the General Partners would be required to make a contribution equal to such deficit.

     The Partnership is engaged primarily in the acquisition and development of producing oil and gas properties. These activities have occurred in the states of Oklahoma and Texas.

     The accompanying financial statements and notes thereto have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.

     Accounting policies employed by the Partnership reflect industry practices and conform to generally accepted accounting principles.

     In the opinion of management, the accompanying unaudited financial statements as of September 30, 2000, and for the nine months ended September 30, 1999 and 2000, reflect adjustments (which were normal and recurring) which, in the opinion of management, are necessary for a fair statement of the financial position and results of operations of the interim periods presented.

2.   SALE OF PARTNERSHIP

     On October 23, 2000, the Partnership was acquired by Canaan Energy Corporation ("Canaan"), an affiliated entity, which previously managed the Partnership and seven other affiliated partnerships (collectively the "Coral Limited Partnerships") on behalf of the respective general partners ("General Partners"). In a business combination, Canaan acquired the Coral Limited Partnerships, the General Partners, Canaan Securities, Inc., an unaffiliated broker/dealer which has previously participated in marketing of the limited partnership interests, and Indian Oil Company, an unaffiliated oil and natural gas company. Canaan exchanged its common stock for the general and limited partners' interests in the Partnership. The issued stock is traded publicly on the NASDAQ NMS under the symbol "KNAN".

3.   NOTE PAYABLE

     At September 30, 2000, the Partnership had a $1,950,500 revolving bank credit facility, maturing on April 15, 2001. As of September 30, 2000, the Partnership had borrowed $1,950,500 under this facility. Borrowings under the facility are secured by certain oil and natural gas properties and bear interest at variable rates, which averaged 9.5% per annum as of September 30, 2000. In connection with the acquisition of the Partnership described in Note 2, this facility was amended to become a part of a new combined secured revolving credit loan to Canaan, the Coral Limited Partnerships and Indian, which matures in October, 2003.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information has been prepared to assist in the analysis of the financial effects of the combination transactions involving Canaan, the partnerships, Indian, and Canaan Securities. This pro forma information is based on the historical financial statements of the entities participating in the combination transactions.

The information was prepared based on the following:

     o After completion of the combination transactions, 4,931,815 Canaan common shares were outstanding. Cash payments to limited partners and placing brokers totaled $631,667 and $334,357, respectively.

     o Canaan utilizes the full cost method of accounting for its oil and gas activities.

     o    The combination transactions were completed on October 23, 2000.

     o The combination transactions were accounted for as a reorganization of interests under common control in a manner similar to a pooling of interests for the partnerships and the General Partners and as purchases of Indian and Canaan Securities.

     o The unaudited pro forma balance sheet has been prepared as if the combination transactions occurred on September 30, 2000. The unaudited pro forma statements of operations have been prepared as if the combination transactions occurred on January 1, 1999.

     o Targeted annual general and administrative expense savings from the combination transactions have not been reflected as an adjustment to the historical data.

     o Costs of the combination transactions incurred are estimated to be $1,300,000 (excluding $150,000 of transaction costs previously incurred by Indian) with $10,000 attributable to the acquisition of Indian, $10,000 attributable to the acquisition of Canaan Securities and the balance attributable to the combination of Canaan, the partnerships and the General Partners. Through September 30, 2000, Canaan had incurred and capitalized $962,000 of the reorganization and acquisition costs. Costs related to the combination transactions with the partnerships and the General Partners will be expensed in the fourth quarter of 2000, the period in which the combination transactions were completed. Costs related to the acquisitions of Indian and Canaan Securities were capitalized as part of the purchase price.

     o Allocations of the purchase price for the acquisitions of Indian and Canaan Securities are preliminary. However, the Company does not anticipate material adjustments to the preliminary allocation.



The unaudited pro forma financial statements and related notes are presented for illustrative purposes only. If the combination transactions had occurred in the past, Canaan's financial position or operating results might have been different from those presented in the unaudited pro forma information. The unaudited pro forma information should not be relied on as an indication of the financial position or operating results that Canaan would have achieved if the combination transactions had occurred as of September 30, 2000 or January 1, 1999. The unaudited pro forma information also should not be relied on as an indication of the future results that Canaan will achieve after the completion of the combination transactions.

                        Unaudited Pro Forma Balance Sheet
                               September 30, 2000


                                                                         Elimination
                            Canaan                         Combined         of
                            Energy         Combined        General       Duplicative
                         Corporation     Partnerships      Partners        Amounts          Other
                          Historical      Historical      Historical         (a)         Adjustments
                         ------------    ------------    ------------    ------------    ------------
ASSETS

Current assets           $  1,736,830       5,753,395       5,844,318      (5,753,395)       (853,374)(b)
Property and
  equipment, net               39,799      19,322,238      19,322,238     (19,322,238)        204,039 (c)

Notes receivable                   --       4,931,250       4,931,250      (4,931,250)
Deferred tax asset                 --              --
Other assets                  962,480             533             533            (533)

                         ------------    ------------    ------------    ------------    ------------

      Total assets       $  2,739,109      30,007,416      30,098,339     (30,007,416)       (649,335)
                         ============    ============    ============    ============    ============

LIABILITIES AND EQUITY

Current liabilities      $  2,127,241       9,264,329       9,264,329      (9,264,329)       (853,374)(b)





Long-term debt,
  less current
  portion                          --              --              --              --              --

Other non-current
  liabilities                      --              --              --              --
Deferred income
  taxes                        56,000              --                                          82,000 (d)
Minority interest
  in consolidated
  subsidiaries                                             20,663,793     (20,663,793)             --

Stockholders'
equity:
    Common stock                5,630              --             210                          30,372 (e)


    Additional
     paid-in capital          673,989              --          15,021                        (124,231)(c)
                                                                                           39,504,502 (e)


    Stock
     subscription
     receivable                (1,819)             --            (919)
    Retained
     earnings
     (Accumulated
     deficit)                (121,932)             --         155,905                         328,270 (c)
                                                                                              (82,000)(d)
                                                                                          (18,871,081)(e)


Partners' equity
(deficit)
    General partners               --         (30,819)                        (79,294)        110,113 (e)
    Limited partners               --      20,773,906                                     (20,773,906)(e)
                         ------------    ------------    ------------    ------------    ------------
      Total equity            555,868      20,743,087         170,217         (79,294)        122,039
                         ------------    ------------    ------------    ------------    ------------
      Total
        liabilities
        and equity       $  2,739,109      30,007,416      30,098,339     (30,007,416)       (649,335)
                         ============    ============    ============    ============    ============





                          Canaan          Indian         Canaan                           Canaan
                          Energy            Oil         Securities                        Energy
                        Corporation       Company          Inc.        Proforma         Corporation
                        Supplemental     Historical     Historical    Adjustments        Pro Forma
                        ------------    ------------    ----------   ------------       ------------

ASSETS

Current assets             6,727,774       7,135,300         7,811         (7,811)(j)     13,863,074
Property and
  equipment, net          19,566,076      24,345,792            --      2,438,980 (j)     68,939,869
                                                                       22,589,021 (k)
Notes receivable           4,931,250              --            --     (4,931,250)(m)             --
Deferred tax asset                         1,544,000            --     (1,544,000)(k)             --
Other assets                 963,013          53,967            --        (19,180)(k)         35,320
                                                                         (962,480)(l)
                        ------------    ------------    ----------   ------------       ------------

      Total assets        32,188,113      33,079,059         7,811     17,563,280         82,838,263
                        ============    ============    ==========   ============       ============

LIABILITIES AND EQUITY

Current liabilities       10,538,196      27,917,860           250        334,107 (j)      7,953,948
                                                                          (70,649)(k)
                                                                         (175,000)(m)
                                                                          155,000 (n)
                                                                          631,667 (o)
                                                                      (31,377,483)(p)
Long-term debt,
  less current
  portion                         --       4,756,250            --     (4,756,250)(m)     31,377,483
                                                                       31,377,483 (p)
Other non-current                                               --
  liabilities
Deferred income                                                 --        928,000 (j)      7,366,000
  taxes                      138,000                                    6,300,000 (k)
Minority interest
  in consolidated
  subsidiaries                    --              --            --             --                 --

Stockholders'
equity:
    Common stock              36,212             328             5             (5)(j)         49,318
                                                                             (328)(k)
                                                                           13,106 (q)
    Additional
     paid-in capital      40,069,281       4,132,435        36,495      1,140,128 (j)     55,802,571
                                                                       11,069,005 (k)
                                                                         (631,667)(o)
                                                                          (13,106)(q)
    Stock                                         --            --
     subscription
     receivable               (2,738)                                                         (2,738)
    Retained
     earnings
     (Accumulated
     deficit)            (18,590,838)     (3,727,814)      (28,939)        28,939 (j)    (19,708,319)
                                                                        3,727,814 (k)
                                                                         (962,480)(l)
                                                                         (155,000)(n)

Partners' equity
(deficit)
    General partners              --              --            --                                --
    Limited partners              --              --            --                                --
                        ------------    ------------    ----------   ------------       ------------
      Total equity        21,511,917         404,949         7,561     14,216,405         36,140,832
                        ------------    ------------    ----------   ------------       ------------
      Total
        liabilities
        and equity        32,188,113      33,079,059         7,811     18,703,280         82,838,263
                        ============    ============    ==========   ============       ============

                   Unaudited Pro Forma Statement of Operations
                                December 31, 1999

                                                                      Elimination
                         Canaan                        Combined            of
                         Energy        Combined        General        Duplicative
                       Corporation    Partnerships     Partners         Amounts          Other
                        Historical    Historical      Historical         (a)          Adjustments
                       -----------   -------------    -----------     -----------     -----------
Revenues:
    Oil and natural
      gas sales        $   140,446     10,775,053     10,775,053     (10,775,053)             --
    Sales
      commissions               --             --             --              --              --
    Consulting fee
      and investor
      services
      income                    --             --             --                              --
                       -----------    -----------    -----------     -----------     -----------

Total revenues             140,446     10,775,053     10,775,053     (10,775,053)             --
                       -----------    -----------    -----------     -----------     -----------

Costs and expenses:
Lease operating             16,261      1,976,178      1,976,178      (1,976,178)       (427,852)(f)
Production taxes            12,270        822,928        822,928        (822,928)
Commission expense              --             --             --
Depreciation and
    amortization            23,338      2,558,063      2,558,063      (2,558,063)         12,805 (g)

General and
    administrative,
    net                     63,007        637,852      1,467,182        (637,852)        394,000 (f)

Interest expense                --        497,182        497,182        (497,182)        (37,865)(h)
                       -----------    -----------    -----------     -----------     -----------
Total costs and
    expenses               114,876      6,492,203      7,321,533      (6,492,203)        (58,912)
                       -----------    -----------    -----------     -----------     -----------

Other income,
    principally
    interest                36,423         92,499         95,472         (92,499)             --
                       -----------    -----------    -----------     -----------     -----------

Minority interest
    in operations
    of consolidated                                   (3,556,412)      3,556,412              --
    subsidiaries
Earnings (loss)
    before income
    taxes and
    transaction
    expenses and
    payments                61,993      4,375,349         (7,420)       (818,937)         58,912
Income tax expense
    (benefit)               29,000             --                                         (3,000)(i)
                       -----------    -----------    -----------     -----------     -----------
Net earnings (loss)
    before
    transaction
    expenses and
    payments                32,993      4,375,349         (7,420)       (818,937)         61,912
Transaction
    expenses and
    payments, net
    of income taxes             --             --             --              --
                       -----------    -----------    -----------     -----------     -----------
Net earnings (loss)
    after
    transaction
    expenses and
    payments           $    32,993      4,375,349         (7,420)       (818,937)         61,912
                       ===========    ===========    ===========     ===========     ===========

Net earnings (loss)
    per average
    common hare
    outstanding -
    basic and
    diluted:
Before transaction
    expenses and
    payments           $     52.20
                       ===========
After transaction
    expenses and
    payments           $     52.20
                       ===========

Weighted average
    common shares
    outstanding -
    basic and
    diluted                    632
                       ===========


                                             Canaan           Indian          Canaan                                Canaan
                                              Energy            Oil          Securities                              Energy
                                            Corporation       Company          Inc.              Proforma          Corporation
                                            Supplemental     Historical      Historical         Adjustments         Pro Forma
                                            ------------     -----------     -----------        -----------        -----------
Revenues:
    Oil and natural
      gas sales                              10,915,499          9,050,664                                         19,966,163
    Sales
      commissions                                                                  134,572        (134,572)(r)             --
    Consulting fee
      and investor
      services
      income                                         --                            140,823        (140,823)(r)             --
                                            -----------        -----------     -----------     -----------        -----------

Total revenues                               10,915,499          9,050,664         275,395        (275,395)        19,966,163
                                            -----------        -----------     -----------     -----------        -----------

Costs and expenses:
Lease operating                               1,564,587          2,684,875                                          4,249,462
Production taxes                                835,198            506,854                              --          1,342,052
Commission expense                                                                  75,970         (75,970)(r)             --
Depreciation and
    amortization                              2,594,206          3,047,718           3,757          (3,757)(r)      7,143,924
                                                                                                 1,502,000 (s)
General and
    administrative,
    net                                       1,886,324          2,395,974         199,115        (199,115)(r)      4,282,298
                                                                                                   (37,865)(h)
Interest expense                                                   497,182       2,709,491        (593,653)(t)      2,613,020
                                             -----------        -----------     -----------     -----------        -----------
Total costs and
    expenses                                   7,377,497         11,344,912         278,842         629,505         19,630,756
                                             -----------        -----------     -----------     -----------        -----------

Other income,
    principally
    interest                                    131,895            318,412           6,526          (6,526)(r)        450,307
                                            -----------        -----------     -----------     -----------        -----------

Minority interest
    in operations
    of consolidated                                  --                                                                    --
    subsidiaries
Earnings (loss)
    before income
    taxes and
    transaction
    expenses and
    payments                                  3,669,897         (1,975,836)          3,079        (911,426)           785,714
Income tax expense
    (benefit)                                    26,000           (529,000)            226         830,774 (u)        328,000
                                            -----------        -----------     -----------     -----------        -----------
Net earnings (loss)
    before
    transaction
    expenses and
    payments                                  3,643,897         (1,446,836)          2,853      (1,742,200)           457,714
Transaction
    expenses and
    payments, net
    of income taxes                                                     --                         335,000 (v)        335,000
                                            -----------        -----------     -----------     -----------        -----------
Net earnings (loss)
    after
    transaction
    expenses and
    payments                                  3,643,897         (1,446,836)          2,853      (2,077,200)           122,714
                                            ===========        ===========     ===========     ===========        ===========

Net earnings (loss)
    per average
    common hare
    outstanding -
    basic and
    diluted:
Before transaction
    expenses and
    payments                                                                                                      $      0.09
                                                                                                                  ===========
After transaction
    expenses and
    payments                                                                                                      $      0.02
                                                                                                                  ===========

Weighted average
    common shares
    outstanding -
    basic and
    diluted                                                                                                         4,931,815
                                                                                                                  ===========

                   Unaudited Pro Forma Statement of Operations
                               September 30, 2000

                                                                       Elimination
                           Canaan                      Combined           of
                           Energy        Combined       General        Duplicative
                         Corporation   Partnerships     Partners         Amounts         Other
                         Historical     Historical     Historical          (a)         Adjustments
                         -----------    -----------    -----------     -----------     -----------
Revenues:
    Oil and natural
     gas sales           $   115,852      9,776,774      9,776,774      (9,776,774)             --
    Sales
     commissions                  --             --             --              --              --
    Consulting fee
     and investor
     services income              --             --             --              --              --
                         -----------    -----------    -----------     -----------     -----------
      Total revenues
                             115,852      9,776,774      9,776,774      (9,776,774)             --
                         -----------    -----------    -----------     -----------     -----------

Costs and expenses:
    Lease operating           20,184      1,679,804      1,679,804      (1,679,804)       (396,860)(f)
    Production taxes           8,491        820,488        820,488        (820,488)
    Depreciation
     and amortization         10,170      1,847,091      1,847,091      (1,847,091)         17,077(g)

    General and
     administrative,
     net                      65,910        485,526      1,050,266        (485,526)        309,172(f)

    Interest expense           3,813        515,701        515,701        (515,701)             --
                         -----------    -----------    -----------     -----------     -----------
      Total costs
       and expenses          108,568      5,348,610      5,913,350      (5,348,610)       (108,463)
                         -----------    -----------    -----------     -----------     -----------

Other income,
  principally
  interest                    29,076         50,011         52,412         (50,011)             --
                         -----------    -----------    -----------     -----------     -----------

Minority interest
    in operations
    of consolidated
    subsidiaries                                        (3,617,511)      3,617,511              --
Earnings (loss)
    before income
    taxes and
    transaction
    expenses and
    payments                  36,360      4,478,175        298,325        (860,664)        108,463
Income tax expense
(benefit)                     31,850             --             --              --              --
                         -----------    -----------    -----------     -----------     -----------

Net earnings (loss)
    before
    transaction
    expenses and
    payments                   4,510      4,478,175        298,325        (860,664)        108,463
Transaction
    expenses and
    payments, net
    of income taxes               --             --             --              --
                         -----------    -----------    -----------     -----------     -----------
Net earnings (loss)
    after
    transaction
    expenses and
    payments             $     4,510      4,478,175        298,325        (860,664)        108,463
                         ===========    ===========    ===========     ===========     ===========

Net earnings (loss)
    per average
    common share
    outstanding -
    basic and
    diluted:

      Before
        transaction
        expenses
        and payments     $      7.14
                         ===========
      After
        transaction
        expenses
        and payments     $      7.14
                         ===========

Weighted average
    common shares
    outstanding -
    basic and
    diluted                      632
                         ===========

                             Canaan         Indian         Canaan                                Canaan
                              Energy          Oil         Securities                              Energy
                            Corporation     Company          Inc.             Proforma         Corporation
                            Supplemental   Historical     Historical         Adjustments         Pro Forma
                            -----------    -----------    -----------        -----------       ------------
Revenues:
    Oil and natural
     gas sales                9,892,626      7,210,304             --                            17,102,930
    Sales
     commissions                     --             --             --                                    --
    Consulting fee
     and investor
     services income                 --             --        115,306           (115,306)(r)             --
                            -----------    -----------    -----------        -----------        -----------
      Total revenues
                              9,892,626      7,210,304        115,306           (115,306)        17,102,930
                            -----------    -----------    -----------        -----------        -----------

Costs and expenses:
    Lease operating           1,303,128      1,681,441             --                             2,984,569
    Production taxes            828,979        512,335             --                             1,341,314
    Depreciation
     and amortization         1,874,338      1,900,335          2,992             (2,992)(r)      5,139,673
                                                                               1,365,000(s)
    General and
     administrative,
     net                      1,387,496        330,478        224,255           (170,823)(r)      1,771,406
                                                                                 (37,852)(h)
    Interest expense            519,514      1,730,157             --            (45,559)(t)      2,204,112
                            -----------    -----------    -----------        -----------        -----------
      Total costs
       and expenses           5,913,455      6,154,746        227,247          1,145,626         13,441,074
                            -----------    -----------    -----------        -----------        -----------

Other income,
  principally
  interest                       81,488        205,792         48,143            (48,143)(r)        287,280
                            -----------    -----------    -----------        -----------        -----------

Minority interest
    in operations
    of consolidated
    subsidiaries                     --                                                                  --
Earnings (loss)
    before income
    taxes and
    transaction
    expenses and
    payments                  4,060,659      1,261,350        (63,798)        (1,309,075)         3,949,136
Income tax expense
(benefit)                        31,850        505,000             --          1,070,150(u)       1,607,000
                            -----------    -----------    -----------        -----------        -----------

Net earnings (loss)
    before
    transaction
    expenses and
    payments                  4,028,809        756,350        (63,798)        (2,379,225)         2,342,136
Transaction
    expenses and
    payments, net
    of income taxes                  --             --             --        155,000 (v)            155,000
                            -----------    -----------    -----------        -----------        -----------
Net earnings (loss)
    after
    transaction
    expenses and
    payments                  4,028,809        756,350        (63,798)        (2,534,225)         2,187,136
                            ===========    ===========    ===========        ===========        ===========

Net earnings (loss)
    per average
    common share
    outstanding -
    basic and
    diluted:

      Before
        transaction
        expenses
        and payments                                                                            $      0.53
                                                                                                ===========
      After
        transaction
        expenses
        and payments                                                                            $      0.50
                                                                                                ===========

Weighted average
    common shares
    outstanding -
    basic and
    diluted                                                                                       4,931,815
                                                                                                ===========


               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

                    December 31, 1999 and September 30, 2000

1.   METHOD OF ACCOUNTING FOR THE COMBINATION TRANSACTIONS

     In presentation of the accompanying pro forma financial information, Canaan accounted for the combination transactions as:

          o A reorganization of entities under common control for the partnerships in a manner similar to a pooling of interests. As a result, the historical recorded amounts for the assets and liabilities of the partnerships were not adjusted to fair value and the operating results of the partnerships have been included since formation.

          o A purchase of Indian by Canaan. Accordingly, the assets acquired and the liabilities assumed by Canaan were revalued and recorded at their estimated "fair values" and the results of operations of Indian have been included only since January 1, 1999.

          o A purchase of Canaan Securities by Canaan. Accordingly, the assets acquired by Canaan were revalued and recorded at their estimated "fair values." The operations of Canaan Securities before the combination transactions will not continue after the combination transactions and the assets and liabilities of Canaan Securities, other than its right to receive cash distributions from the partnerships, were distributed to the sole owner of Canaan Securities prior to completion of the combination transactions.

          o The purchase price of the acquired net assets of Indian was based on 1,132,000 Canaan shares issued to the Indian shareholders, valued at $13.42 per share, the average price per share for the first 10 days of trading.

          o The purchase price of the acquired net assets of Canaan Securities was based on the fair value of the right to receive cash distributions from production revenues of the partnerships. The fair value was determined based on 119,419 Canaan shares issued to the sole shareholder of Canaan Securities, valued at $13.42 per share, the average price per share for the first 10 days of trading.

2.   ADJUSTMENTS RELATED TO THE COMBINATION TRANSACTIONS WITH THE PARTNERSHIPS

     The following adjustments were made in determining the amounts contained in the supplemental balance sheet:

     a) This adjustment eliminates duplicative balances of the partnerships which are also included in the combined General Partners' financial statements. The General Partners managed and controlled the operations of the partnerships, and therefore consolidated the partnerships' assets and liabilities. In order to simplify the presentation of the pro forma financial statements, these adjustments are reflected in a separate column.

     b) This adjustment eliminates accounts receivable and accounts payable between Canaan and the partnerships.

     c) These entries adjust the historical book value of Canaan's property and equipment, assuming the combination was effective as of the inception of Canaan. The adjustments reverse prior reductions to the full cost pool from oilfield services and management fee transactions between Canaan and the Coral Partnerships, net of the associated accumulated depreciation, depletion, and amortization.

     d) This adjustment increases Canaan's deferred income taxes for the tax effect of the adjustments described above using a combined federal and state tax rate of 38%. The partnerships have not recorded deferred income taxes since any tax liabilities are the responsibility of the individual partners. As of September 30, 2000, the deferred tax amount of $2.23 million associated with the partnerships has been excluded from the unaudited pro forma balance sheet and statements of operations as the amount will not recur and is directly attributable to the combination transactions. The deferred income taxes will be recorded as part of operations in the fourth quarter of 2000, which is the period in which the combination transactions were completed.

     e) This adjustment records the par value of the 3,621,219 common shares of Canaan which is outstanding assuming the combination was effective as of the inception of Canaan and reclassifies the partnerships' equity to additional paid-in capital and accumulated deficit. Additionally, the distributions made by the partnerships have been reclassified as dividends.

The following adjustments were made in determining the amounts contained in the supplemental statements of operations:

     f) These adjustments eliminate oil and natural gas well operating overhead and various services charged by Canaan to the partnerships as working interests owners in wells operated by Canaan. The overhead charges were recorded by Canaan as a reduction in general and administrative expenses.

     g) This adjustment reflects the effect on depletion, depreciation, and amortization of Item c. above.

     h) This adjustment reinstates the partnership overhead reimbursements to Canaan that were in excess of actual general and administrative expenses incurred by Canaan and previously applied as a reduction in the full cost pool. If the combination had previously occurred, no excess allocation of general and administrative expense would have been made.

     i) This entry records the income tax effect of the previously described adjustments.

3. PRO FORMA ADJUSTMENTS RELATED TO THE COMBINATION TRANSACTIONS WITH INDIAN AND CANAAN SECURITIES

The unaudited pro forma balance sheet includes the following adjustments:

     j) This adjustment increases Canaan's oil and gas properties by $2.978 million for the fair value of the future fees based on the partnerships' ongoing cash distributions from oil and gas properties to be received by Canaan Securities and the Placing Brokers. Even though Canaan is acquiring all the common stock of Canaan Securities in exchange for Canaan common stock, all recorded assets and liabilities of Canaan Securities will be distributed to the sole owner of Canaan Securities. Accordingly, the only asset being acquired by Canaan is the right to receive future payments based on the partnerships' ongoing cash distributions from oil and gas properties. Canaan is acquiring the rights to receive cash distributions from the partnerships from the Placing Brokers in exchange for Canaan common stock and cash. The Placing Brokers received 40% of the exchange value in cash, which totaled $334,107. The owner of Canaan Securities and the Placing Brokers received an estimated 119,419 shares and 59,177 shares of Canaan, respectively. The purchase price was determined by multiplying the number of shares issued by $13.42, which reflects the fair value of the Canaan shares issued.

          The adjustment to property and equipment in this adjustment also includes an amount representing the deferred income tax effect resulting from the combination transactions with Canaan Securities and the Placing Brokers, which increases, deferred income taxes by $928,000. This adjustment equals the deferred income tax effect of the difference between the fair value assigned to Canaan Securities' assets and their estimated tax basis for income tax purposes. Due to the tax-free nature of the combination transactions to the shareholder of Canaan Securities, Canaan's tax basis in those assets will be the same as Canaan Securities' tax basis. The deferred tax adjustment was based on a combined federal and state tax rate of 38%.

     k) This entry adjusts the historical book values of Indian's assets and liabilities to their estimated fair values as of September 30, 2000 and eliminates Indian's historical financial equity. The calculation of the total purchase price and the preliminary allocation to assets and liabilities are as follows:

Calculation and allocation of purchase price:

Calculation of purchase price:
Number of Canaan shares issued                                              1,132,000
Fair value of Canaan shares issued                                       $      13.42
                                                                         ------------
Purchase price before transaction costs                                    15,191,440
 Estimated transaction costs                                                   10,000
                                                                         ------------
Total purchase price for Indian                                          $ 15,201,440
                                                                         ============

 Allocated to:
 Property and equipment                                                  $ 46,934,813
 Current assets                                                             7,135,301
 Other assets                                                                  34,787
 Current liabilities, excluding current maturities of long-term debt       (4,032,217)
 Current maturities of long-term debt                                     (23,814,994)
 Long-term debt                                                            (4,756,250)
 Deferred income taxes                                                     (6,900,000)
                                                                           (6,300,000)
                                                                         ------------
                                                                         $ 15,201,440
                                                                         ============

          This adjustment increases the fair value of Indian's property and equipment by $6.3 million, representing the deferred income tax effect of the difference between the fair value assigned to Indian's assets and liabilities and their estimated income tax basis for income tax purposes. Due to the tax-free nature of the combination transactions to the shareholders of Indian, Canaan's tax basis in those assets and liabilities will be the same as Indian's tax basis. The $6.3 million net deferred tax liability consists of tax-effected (using 38% combined federal and state tax rate) future taxable temporary differences of $8.6 million reduced by $2.3 million in tax-effected operating loss carryforwards of Indian.

          Current liabilities being assumed by Canaan are less than corresponding amounts recorded by Indian by $70,649. This amount represents the deferred gain from a previous sale-leaseback transaction which does not obligate Canaan in the future.

     l) This adjustment reflects expensing the deferred costs incurred by Canaan related to the combination transactions with the General Partners and the partnerships. The actual deferred costs related to the combination transactions with the General Partners and the partnerships will be expensed in the fourth quarter of 2000, which is the period in which the combination transactions were completed.

     m) This adjustment eliminates the monetary production payment receivable and payable between Canaan and Indian. Prior to the acquisition of the Partnerships by Canaan, this production payment was payable by Indian to two of the acquired partnerships.

     n) This adjustment reflects additional compensation expense to a consultant of Indian (who is a proposed executive officer of Canaan) payable upon completion of the combination transactions. This adjustment has not been reflected in the unaudited pro forma statement of operations for the year ended December 31, 1999 or the nine months ended September 30, 2000, because of the nonrecurring nature of the expense. The compensation expense will be recorded by Canaan during the period in which the combination transactions are completed.

     o) This adjustment records the liability and the corresponding decrease to additional paid-in capital for cash payments made to electing limited partners. These payments were made following the closing of the combination transactions in October 2000.

     p) This adjustment reclassifies Canaan's bank debt from current to long-term. Simultaneous with the closing of the combination transactions, Canaan entered into a new combined revolving credit arrangement with a maturity date of October 2003.

     q) This adjustment records the par value of ($.01) of the 1,132,000 shares of Canaan stock issued in connection with the acquisitions of Indian and Canaan Securities.

The unaudited pro forma statements of operations include the following adjustments:

     r) These adjustments eliminate sales commissions, consulting fees and investor services income, and other income of Canaan Securities derived from the General Partners. Canaan Securities derives all of its revenues from the General Partners. The adjustments also eliminate commission expense which will not be incurred after the combination transactions, and interest income resulting from the loan receivable from Canaan Securities' officer which is excluded from the combination transaction.

     s) These adjustments record depreciation and amortization of property and equipment on a consolidated basis assuming the combination transactions were completed on January 1, 1999.

     t) These adjustments eliminate interest expense applicable to Indian's shareholder debt, which was contributed to Indian's equity in February 2000 in accordance with the merger agreement between Indian and Canaan.

     u) These adjustments record the net tax effect of all pro forma adjustments at a combined statutory federal and state tax rate of 38% after consideration of permanent differences. The adjustments include income taxes for the applicable period for the partnerships for which no income taxes have been previously recorded.

     v) These adjustments record estimated transaction costs, net of income taxes related to the combination of the General Partners and the partnerships. Total combination transaction costs are expected to be $790,000 and primarily relate to reserve preparation, legal and accounting services.

                     CORAL RESERVES NATURAL GAS INCOME FUNDS
                CORAL RESERVES INSTITUTIONAL LIMITED PARTNERSHIPS
                     AND CORAL RESERVES ENERGY INCOME FUNDS
                             Combining Balance Sheet
                               September 30, 2000


                                    1990              1991              1992             1993            1993-I
                                ------------      ------------      ------------     ------------      ------------
ASSETS


Current assets                       402,637           507,558           745,048          747,594           328,455
Property and equipment, net        1,147,126         1,218,047         2,945,416         2,384,558        1,140,254

Notes receivable                          --                --                --               --                --
Other assets                              --                --                --               --                --
                                ------------      ------------      ------------     ------------      ------------
     Total assets               $  1,549,763      $  1,725,605      $  3,690,464     $  3,132,152      $  1,468,709
                                ============      ============      ============     ============      ============


LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities                  819,528           905,556           901,201          867,807           477,400
Partners' equity (deficit):
   General partners                  (38,615)          (49,878)            3,802          (35,599)          (12,053)
   Limited partners                  768,850           869,927         2,785,461        2,299,944         1,003,362
                                ------------      ------------      ------------     ------------      ------------
     Total partners' equity          730,235           820,049         2,789,263        2,264,345           991,309
                                ------------      ------------      ------------     ------------      ------------
     Total liabilities and
        partners' equity        $  1,549,763      $  1,725,605      $  3,690,464     $  3,132,152      $  1,468,709
                                ============      ============      ============     ============      ============


                                                                                             Combined
                                         1995              1996            1996-I          Partnerships
                                     ------------      ------------      ------------      ------------
ASSETS


Current assets                            948,435         1,172,961           900,707         5,753,395
Property and equipment, net             3,309,267         4,113,292         3,064,278        19,322,238
                                                                                              1,147,126
Notes receivable                               --         2,630,000         2,301,250         4,931,250
Other assets                                   --               533                --               533
                                     ------------      ------------      ------------      ------------
     Total assets                    $  4,257,702      $  7,916,786      $  6,266,235      $ 30,007,416
                                     ============      ============      ============      ============


LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities                       481,362         2,658,809         2,152,666         9,264,329
Partners' equity (deficit):
   General partners                       (11,761)          (63,630)          (51,751)         (259,485)
   Limited partners                     3,788,101         5,321,607         4,165,320        21,002,572
                                     ------------      ------------      ------------      ------------
     Total partners' equity             3,776,340         5,257,977         4,113,569        20,743,087
                                     ------------      ------------      ------------      ------------
     Total liabilities and
        partners' equity             $  4,257,702      $  7,916,786      $  6,266,235      $ 30,007,416
                                     ============      ============      ============      ============

                     CORAL RESERVES NATURAL GAS INCOME FUNDS
                CORAL RESERVES INSTITUTIONAL LIMITED PARTNERSHIPS
                     AND CORAL RESERVES ENERGY INCOME FUNDS
                        Combining Statement of Operations
                      Nine Months ended September 30, 1999


                                     1990           1991          1992            1993          1993-I
                                  ----------     ----------     ----------     ----------     ----------
Revenues:
Oil and natural gas sales         $  460,465     $  731,259     $  881,805     $1,027,586     $  432,796
Other income                           2,550          2,966          3,438          4,002          1,943
                                  ----------     ----------     ----------     ----------     ----------
   Total revenues                    463,015        734,225        885,243      1,031,588        434,739
                                  ----------     ----------     ----------     ----------     ----------

Costs and expenses:
Lease operating                       69,307        102,557        175,342        295,909         79,758
Production taxes                      32,634         52,235         58,804         76,535         31,613
Depreciation and amortization        158,757        213,998        300,002        303,262        146,567
General and administrative            33,007         47,853         60,835         59,522         18,138
Interest                              41,775         51,147         37,871         30,298         23,032
                                  ----------     ----------     ----------     ----------     ----------
   Total costs and expenses          335,480        467,790        632,854        765,526        299,108
                                  ----------     ----------     ----------     ----------     ----------

Net earnings                      $  127,535     $  266,435     $  252,389     $  266,062     $  135,631
                                  ==========     ==========     ==========     ==========     ==========


                                                                                  Combined
                                       1995          1996           1996-I      Partnerships
                                    ----------     ----------     ----------    ------------
Revenues:
Oil and natural gas sales           $1,243,881     $1,328,577     $1,184,397     $7,290,766
Other income                            17,764         17,995         15,767         66,425
                                    ----------     ----------     ----------     ----------
   Total revenues                    1,261,645      1,346,572      1,200,164      7,357,191
                                    ----------     ----------     ----------     ----------

Costs and expenses:
Lease operating                        252,701        267,008        183,960      1,426,542
Production taxes                        92,958        101,939         83,948        530,666
Depreciation and amortization          360,289        411,864        427,522      2,322,261
General and administrative              78,953        105,718         50,484        454,510
Interest                                    --         86,123         76,990        347,236
                                    ----------     ----------     ----------     ----------
   Total costs and expenses            784,901        972,652        822,904      5,081,215
                                    ----------     ----------     ----------     ----------

Net earnings                        $  476,744     $  373,920     $  377,260     $2,275,976
                                    ==========     ==========     ==========     ==========

                     CORAL RESERVES NATURAL GAS INCOME FUNDS
                CORAL RESERVES INSTITUTIONAL LIMITED PARTNERSHIPS
                     AND CORAL RESERVES ENERGY INCOME FUNDS
                        Combining Statement of Operations
                          Year ended December 31, 2000


                                     1990           1991           1992           1993          1993-I
                                  ----------     ----------     ----------     ----------     ----------
Revenues:
Oil and natural gas sales         $  580,583     $  756,522     $1,293,919     $1,401,070     $  614,345
Other income                           3,438          5,021          7,262          6,542          2,665
                                  ----------     ----------     ----------     ----------     ----------
   Total revenues                    584,021        761,543      1,301,181      1,407,612        617,010
                                  ----------     ----------     ----------     ----------     ----------

Costs and expenses:
Lease operating                       66,751         99,914        197,980        332,191         81,068
Production taxes                      48,956         59,735        101,473        114,439         51,148
Depreciation and amortization        123,853        133,817        251,384        207,915        125,876
General and administrative            32,482         43,187         74,509         72,652         18,560
Interest                              48,063         51,703         43,740         39,399         27,039
                                  ----------     ----------     ----------     ----------     ----------
   Total costs and expenses          320,105        388,356        669,086        766,596        303,691
                                  ----------     ----------     ----------     ----------     ----------

Net earnings                      $  263,916     $  373,187     $  632,095     $  641,016     $  313,319
                                  ==========     ==========     ==========     ==========     ==========


                                                                                 Combined
                                       1995           1996          1996-I      Partnerships
                                    ----------     ----------     ----------    ------------
Revenues:
Oil and natural gas sales           $1,773,478     $1,948,286     $1,408,571     $9,776,774
Other income                             9,471          7,132          8,480         50,011
                                    ----------     ----------     ----------     ----------
   Total revenues                    1,782,949      1,955,418      1,417,051      9,826,785
                                    ----------     ----------     ----------     ----------

Costs and expenses:
Lease operating                        284,123        398,219        219,558      1,679,804
Production taxes                       149,314        173,912        121,511        820,488
Depreciation and amortization          312,702        393,210        298,334      1,847,091
General and administrative              97,241        100,649         46,246        485,526
Interest                                 7,223        162,815        135,719        515,701
                                    ----------     ----------     ----------     ----------
   Total costs and expenses            850,603      1,228,805        821,368      5,348,610
                                    ----------     ----------     ----------     ----------

Net earnings                        $  932,346     $  726,613     $  595,683     $4,478,175
                                    ==========     ==========     ==========     ==========

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
23.1              Consent of KPMG LLP
23.2              Consent of William T. Zumwalt, Inc.